                                            Registration Statement No. 333-71349
                                                                       811-09215


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 1

                                   TO FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust: THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE


B.  Name of Depositor:  THE TRAVELERS INSURANCE COMPANY


C.  Complete Address of Depositor's Principal Executive Offices:

                  One Tower Square,
                  Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

                  Ernest J. Wright, Secretary
                  The Travelers Insurance Company
                  One Tower Square
                  Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b)
-------
   X      on May 1, 2000 pursuant to paragraph (b)
-------
          60 days after filing pursuant to paragraph (a)(1)
-------
          on __________ pursuant to paragraph (a)(1) of Rule 485.
-------

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
-------

E.  Title of securities being registered:

          Variable Life Insurance Policies.

          Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant hereby declares that an indefinite amount of its Variable Life Insurance Policies is being registered under the Securities Act of 1933.

F.  Approximate date of proposed public offering:

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

          Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______
--------

                         RECONCILIATION AND TIE BETWEEN
                         FORM N-8B-2 AND THE PROSPECTUS

     Item No. of
     Form N-8B-2    CAPTION IN PROSPECTUS
     -----------    ---------------------

          1         Cover page

          2         Cover page

          3         Not applicable

          4         The Company; Distribution

          5         The Travelers Fund UL III for Variable Life Insurance

          6         The Travelers Fund UL III for Variable Life Insurance

          7         Not applicable

          8         Not applicable

          9         Legal Proceedings and Opinion

          10 Prospectus Summary; The Company; The Travelers Fund UL III for Variable Life Insurance, The Investment Options; The Policy; Transfers of Cash Value; The Separate Account and Valuation; Voting Rights; Disregard of Voting Rights; Dividends; Lapse and Reinstatement

          11        Prospectus Summary; The Investment Options

          12        Prospectus Summary; The Investment Options

          13        Charges and Deductions; Distribution

          14        The Policy

          15        Prospectus Summary; Applying Premium Payments

          16        The Investment Options; Applying Premium Payments

          17 Prospectus Summary; Right to Cancel; The Separate Account and Valuation; Policy Loans; Exchange

          18 The Investment Options; Charges and Deductions; Federal Tax Considerations; Dividends

          19        Statements to Policy Owners

          20        Not applicable

          21        Policy Loans

          22        Not applicable

          23        Not applicable

          24        Not applicable

          25        The Company

          26        Not applicable

          27        The Company

          28        The Company; Management

          29        The Company

          30        Not applicable

          31        Not applicable

          32        Not applicable

          33        Not applicable

          34        Not applicable

          35        The Company; Distribution

          36        Not applicable

          37        Not applicable

          38        Distribution

          39        The Company; Distribution

          40        Not applicable

          41        The Company; Distribution

          42        Not applicable

          43        Not applicable

          44        Applying Premium Payments; Accumulation Unit Values

          45        Not applicable

      Item No. of
      Form N-8B-2   CAPTION IN PROSPECTUS
      -----------   ---------------------

          46        The Separate Account and Valuation; Access to Cash Values

          47        The Investment Options

          48        Not applicable

          49        Not applicable

          50        Not applicable

          51 Prospectus Summary; The Company; The Policy; Death Benefits and Lapse and Reinstatement

          52        The Investment Options

          53        Federal Tax Considerations

          54        Not applicable

          55        Not applicable

          56        Not applicable

          57        Not applicable

          58        Not applicable

          59        Financial Statements

                                   TRAVELERS


                            CORPORATE OWNED VARIABLE
                       UNIVERSAL LIFE INSURANCE POLICIES

                                   PROSPECTUS


This Prospectus describes Travelers corporate owned variable universal (flexible premium) life insurance Policies (the "Policy") offered by The Travelers Insurance Company (the "Company"). The policy is designed generally for use by corporations and employers. The Policy Owner ("you") chooses the amount of life insurance coverage desired with a minimum Stated Amount of $50,000 and a minimum Target Premium of $100,000. You direct the net premium payment to one or more of the variable funding options (the "Investment Options") and/or the Fixed Account.


During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Contract Value. The Contract Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Contract Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Grace Period provision).


We offer three death benefits under the Policy -- the "Level Option," the "Variable Option," and the "Annual Increase Option." Under any option, the death benefit will never be less than the Amount Insured (less any Outstanding Policy Loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy; however you may change the death benefit option, subject to certain conditions.


This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2000.

                               TABLE OF CONTENTS


Glossary of Special Terms.............    3
Prospectus Summary....................    5
General Description...................   10
  Group or Individual Policy..........   10
  The Application.....................   10
How the Policy Works..................   10
  Applying Premium Payments...........   11
The Investment Options................   11
The Fixed Account.....................   17
Policy Benefits and Rights............   17
  Transfers of Contract Value.........   17
  Investment Options..................   17
  Fixed Account.......................   18
  Automated Transfers.................   18
     Dollar Cost Averaging............   18
     Portfolio Rebalancing............   18
  Lapse and Reinstatement.............   18
  Insured Term Rider..................   19
  Exchange Rights.....................   19
  Right to Cancel.....................   19
Access to Contract Values.............   19
  Policy Loans........................   19
     Consequences.....................   20
  Policy Surrenders...................   20
     Full Surrenders..................   20
     Partial Withdrawals..............   20
Death Benefit.........................   20
  Option 1............................   21
  Option 2............................   21
  Option 3............................   22
  Payment of Proceeds.................   22
  Payment Options.....................   22
Maturity Benefits.....................   23
Charges and Deductions................   23
  Charges Against Premium.............   23
     Front-End Sales Expense
       Charges........................   24
  Monthly Deduction Amount............   24
     Cost of Insurance Charge.........   24
     Monthly Policy Charge............   24
  Charges Against the Separate
     Account..........................   24
     Mortality and Expense Risk
       Charge.........................   24
  Underlying Fund Expenses............   24
  Transfer Charge.....................   24
  Reduction or Elimination of
     Charges..........................   24
The Separate Account and Valuation....   25
  The Travelers Fund UL III for
     Variable Life Insurance (Fund UL
     III).............................   25
     How the Contract Value Varies....   25
     Accumulation Unit Value..........   26
     Net Investment Factor............   26
Changes to the Policy.................   26
  General.............................   26
  Changes in Stated Amount............   26
  Changes in Death Benefit Option.....   27
Additional Policy Provisions..........   27
  Assignment..........................   27
  Limit on Right to Contest and
     Suicide Exclusion................   27
  Misstatement as to Sex and Age......   27
  Voting Rights.......................   27
  Disregard of Voting Instructions....   27
Other Matters.........................   28
  Statements to Policy Owners.........   28
  Suspension of Valuation.............   28
  Dividends...........................   28
  Mixed and Shared Funding............   28
  Distribution........................   29
  Legal Proceedings and Opinion.......   29
  Experts.............................   29
Federal Tax Considerations............   30
  General.............................   30
  Tax Status of the Policy............   30
     Definition of Life Insurance.....   30
     Diversification..................   30
     Investor Control.................   31
  Tax Treatment of Policy Benefits....   31
     In General.......................   31
     Modified Endowment Contracts.....   32
     Exchanges........................   32
     Aggregation of Modified Endowment
       Contracts......................   33
     Policies Which are not Modified
       Endowment Contracts............   33
     Treatment of Loan Interest.......   33
     The Company's Income Taxes.......   33
The Company...........................   33
  IMSA................................   34
Management............................   34
  Directors of The Travelers Insurance
     Company..........................   34
  Senior Officers of The Travelers
     Insurance Company................   34
Example of Policy Charges.............   35
Illustrations.........................   36
Appendix A (Performance
  Information)........................  A-1
Appendix B (Target Premiums)..........  B-1
Appendix C (Cash Value Accumulation
  Test Factors).......................  C-1
Financial Statements of the Separate
  Account
Financial Statements of the Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.


AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2, the Amount Insured will be equal to the stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will be equal to the Stated Amount of the policy, plus premium payments, minus any partial surrenders.



ANDESA, TPA, INC. -- The third party administrator for this product, located at 1605 North Cedar Crest Blvd., Suite 502, Allentown, PA, 18104-2351.


BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.


CASH SURRENDER VALUE -- the Contract Value less any outstanding Policy loans.


CONTRACT VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Fixed Account and the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

GENERAL ACCOUNT -- made up of all our assets other than those held in the Separate Account.

INSURED -- the person on whose life the Policy is issued and who is named on Schedule A of the Application.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Contract Value. Each investment option invests directly in a corresponding Underlying Fund.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.


LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.


MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any rider(s).


NET AMOUNT AT RISK -- the Amount Insured (see page 6)for the month divided by
1.0032734 minus the Contract Value.


NET PREMIUM -- the amount of each premium payment, minus the deduction of any front-end sales expense charges.

OUTSTANDING POLICY LOAN -- Amount owed the Company as a result of policy loans including both principal and accrued interest.


PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.


POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective. This date will not be on the 29(th), 30(th)or 31(st) of any month.


POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured(s).

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment experience of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL III for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.


SURRENDER VALUE -- Cash Surrender Value plus any additional amount paid upon a full cash surrender.



TARGET PREMIUM -- the level annual premium above which the sales expense charges are reduced. Refer to Appendix B.


UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in a Fund.


UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the issue date.



VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of 4:00 p.m. Eastern Time on each Valuation Date.


VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE?


This Flexible Premium Variable Life Insurance Policy is designed for corporations and employees to provide insurance protection on the life of Insured employees and to build Contract Value with a minimum Target Premium of $100,000. In addition, under certain circumstances, individuals may purchase a Policy. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Contract Value to various Investment Options and a Fixed Account. These Investment Options include equity, bond, money market and other types of portfolios. Your Contract Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.


SUMMARY OF FEATURES

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. The investment options invest directly in the Funds. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are available currently:


EMERGING MARKETS                                   Social Awareness Stock Portfolio (Smith Barney)
Warburg Pincus Emerging Markets Portfolio          Strategic Stock Portfolio
INTERNATIONAL                                      BALANCED
Lazard International Stock Portfolio               Fidelity VIP II Asset Manager Portfolio --
Smith Barney International Equity Portfolio        Initial Class
                                                   MFS Total Return Portfolio
SMALL CAP                                          Salomon Brothers Variable Total Return Fund
Delaware Small Cap Value Series
Dreyfus Small Cap Portfolio                        INDEX
Travelers Disciplined Small Cap Stock Portfolio    Deutsche VIT EAFE Equity Index Fund
                                                   Deutsche VIT Small Cap Index Fund
MID CAP                                            Smith Barney Equity Index Portfolio -- Class I
AIM Capital Appreciation Portfolio
Jurika & Voyles Core Equity Portfolio              BOND
MFS Emerging Growth Portfolio                      American Odyssey Intermediate-Term Bond   Fund
MFS Mid Cap Growth Portfolio                       Putnam Diversified Income Portfolio
Montgomery Variable Series: Growth Fund            Salomon Brothers Variable Strategic Bond Fund
Salomon Brothers Variable Capital Fund             Smith Barney Diversified Strategic Income
Strong Schafer Value Fund II                         Portfolio
Travelers Disciplined Mid-Cap Stock Portfolio      Travelers Convertible Bond Portfolio
Van Kampen Enterprise Portfolio                    Travelers High Yield Bond Trust
                                                   Travelers U.S. Government Securities Portfolio
LARGE CAP
Alliance Growth Portfolio                          MONEY MARKET
Capital Appreciation Fund (Janus)                  Travelers Money Market Portfolio
Dreyfus Capital Appreciation Portfolio
Equity Income Portfolio (Fidelity)                 REAL ESTATE
Large Cap Portfolio (Fidelity)                     Delaware Investments REIT Series
MFS Research Portfolio
NWQ Large Cap Portfolio                            NON-STYLE SPECIFIC
OCC Accumulation Trust Equity Portfolio            Utilities Portfolio
Salomon Brothers Variable Investors Fund
Smith Barney Large Capitalization Growth
  Portfolio


Additional Investment Options may be added from time to time. For more information, see "The Investment Options." Refer to each Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

FIXED ACCOUNT: The Fixed Account is funded by the assets of the General Account. The Contract Value allocated to the Fixed Account is credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than 3%.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly. You may also make unscheduled premium payments in any amount, subject to the limitations described in this prospectus.


You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options and/or the Fixed Account. You may not allocate less than 5% of each Net Premium to any Investment Option and/or Fixed Account and allocations must be in whole percentages. You may change your allocations by writing to the Company c/o Andesa, TPA, Inc. or by calling toll-free (877) 942-2654.



During the Underwriting Period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state which permits us to refund Contract Value. Then you may invest your Net Premium in any Investment Option during the right to cancel period. After that, the Contract Value will be distributed to each Investment Option in the percentages indicated on your application.


RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium or Contract, as required by state law, by mailing us the Policy and a written request for cancellation within a specified period.


DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:


     - LEVEL OPTION (OPTION 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Contract Value or the Minimum Amount Insured.

     - ANNUAL INCREASE OPTION (OPTION 3): the Amount Insured will equal the Stated Amount of the Policy plus Premiums, minus withdrawals, accumulated at a specified interest rate not to exceed 10% on an annual basis.

POLICY VALUES: As with other types of insurance policies, this Policy can accumulate a Contract Value. The Contract Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Contract Value. There is no minimum guaranteed Contract Value allocated to the Investment Options. As discussed below, any premium payments allocated to the Fixed Account is credited with a minimum guarantee of 3% in any given year.

     - ACCESS TO POLICY VALUES: You may borrow up to 100% of your Policy's Cash Surrender Value. (See "Policy Loans" for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value.


TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Contract Value among the Investment Options. There are restrictions on the transfer of your Contract Value to and from the Fixed Account. You may do this by writing to Andesa, TPA, Inc.


You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can elect to irrevocably transfer all Contract value in the Investment Options to the Fixed Account.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.



CHARGES AND DEDUCTIONS: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."



     POLICY CHARGES:



     - SALES EXPENSES CHARGES -- We deduct a sales charge from each premium payment received which is guaranteed never to exceed 9% of such Target Premium in all years and 5% on amounts in excess of the Target Premium in all years. On a current basis, the sales expense charge is 7% of the Target Premium for Policy Years 1-7 and 3.5% thereafter, and 0% on amounts in excess of the Target Premium.



     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, Policy Fee of $5.00 and charges for optional rider(s).



     - SURRENDER CHARGE -- There is no surrender charge.



     ASSET-BASED CHARGES:  (Not Assessed on Contract Values in the Fixed
Account)



     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which currently equals an annual rate of 0.45% for Policy Years 1 through 4, 0.25% for Policy Years 5 through 20, and .05% thereafter. It is guaranteed not to exceed 0.75% in all years.



     - UNDERLYING FUND FEES -- the Separate Account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These fees are shown below as a percentage of average daily net assets of each Investment Option as of December 31, 1999, unless noted otherwise.



                          TRAVELERS CORPORATE VARIABLE LIFE


                                  1999 FUND EXPENSES



                                                             MANAGEMENT     OTHER       TOTAL
                         FUND NAME                              FEE        EXPENSES    EXPENSES
                         ---------                           ----------    --------    --------
Capital Appreciation Fund..................................     0.75%        0.08%       0.83%
Travelers High Yield Bond Trust............................     0.50%        0.31%       0.81%
Money Market Portfolio(1)..................................     0.32%        0.08%       0.40%
AMERICAN ODYSSEY FUNDS, INC.
Intermediate - Term Bond Fund..............................     0.49%        0.10%       0.59%
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE Equity Index Fund(2)..................................     0.26%        0.39%       0.65%
Small Cap Index Fund(2)....................................     0.13%        0.32%       0.45%
DELAWARE GROUP PREMIUM FUND, INC.
REIT Series(3).............................................     0.64%        0.21%       0.85%
Small Cap Value Series.....................................     0.75%        0.10%       0.85%
DREYFUS VARIABLE INVESTMENT FUND
Appreciation Portfolio(4)..................................     0.75%        0.03%       0.78%
Small Cap Portfolio........................................     0.75%        0.03%       0.78%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager Portfolio -- Initial Class(5)................     0.53%        0.09%       0.62%

                                                             MANAGEMENT     OTHER       TOTAL
                         FUND NAME                              FEE        EXPENSES    EXPENSES
                         ---------                           ----------    --------    --------
GREENWICH STREET SERIES
Equity Index Portfolio -- Class I Shares(6)................     0.21%        0.07%       0.28%
Diversified Strategic Income Portfolio(7)..................     0.65%        0.13%       0.78%
MONTGOMERY FUND III
Montgomery Variable Series: Growth Fund(8).................     0.52%        0.73%       1.25%
OCC ACCUMULATION TRUST
Equity Portfolio...........................................     0.80%        0.11%       0.91%
SALOMON BROTHERS VARIABLE SERIES FUND, INC.
Capital Fund(9)............................................     0.00%        1.00%       1.00%
Investors Fund(9)..........................................     0.53%        0.45%       0.98%
Strategic Bond Fund(9).....................................     0.27%        0.73%       1.00%
Total Return Fund(9).......................................     0.15%        0.85%       1.00%
STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Schafer Value Fund II(10)...........................     1.00%        0.20%       1.20%
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation Portfolio(11).....................     0.80%        0.04%       0.84%
Alliance Growth Portfolio(11)..............................     0.80%        0.02%       0.82%
MFS Total Return Portfolio(11).............................     0.80%        0.04%       0.84%
Putnam Diversified Income Portfolio(11)....................     0.75%        0.08%       0.83%
Smith Barney International Equity Portfolio(11)............     0.90%        0.10%       1.00%
Smith Barney Large Capitalization Growth Portfolio(11).....     0.75%        0.11%       0.86%
Van Kampen Enterprise Portfolio(11)........................     0.70%        0.03%       0.73%
THE TRAVELERS SERIES TRUST
Convertible Bond Portfolio(12).............................     0.60%        0.20%       0.80%
Disciplined Mid Cap Stock Portfolio(13)....................     0.70%        0.25%       0.95%
Disciplined Small Cap Stock Portfolio(12)..................     0.80%        0.20%       1.00%
Equity Income Portfolio....................................     0.75%        0.13%       0.88%
Jurika & Voyles Core Equity Portfolio(14)..................     0.75%        0.25%       1.00%
Large Cap Portfolio........................................     0.75%        0.12%       0.87%
Lazard International Stock Portfolio.......................     0.83%        0.23%       1.06%
MFS Emerging Growth Portfolio..............................     0.75%        0.12%       0.87%
MFS Mid Cap Growth Portfolio(12)...........................     0.80%        0.20%       1.00%
MFS Research Portfolio.....................................     0.80%        0.19%       0.99%
NWQ Large Cap Portfolio(14)................................     0.75%        0.25%       1.00%
Social Awareness Stock Portfolio...........................     0.64%        0.16%       0.80%
Strategic Stock Portfolio(12)..............................     0.60%        0.30%       0.90%
U.S. Government Securities Portfolio.......................     0.32%        0.16%       0.48%
Utilities Portfolio........................................     0.65%        0.23%       0.88%
WARBURG PINCUS TRUST
Warburg Pincus Trust Emerging Markets Portfolio(15)........     0.00%        1.40%       1.40%


---------------

  (1) Other Expenses have been restated to reflect the current expense reimbursement arrangement with Travelers Insurance Company. Travelers has agreed to reimburse the Portfolio for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 0.50% for the MONEY MARKET PORTFOLIO.



  (2) These fees reflect a voluntary expense reimbursement arrangement whereby the Adviser has agreed to reimburse the funds. Without such arrangement, the Management Fee and Other Expenses for the Deutsche VIT EAFE EQUITY INDEX FUND and SMALL CAP INDEX FUND would have been 0.45% and 0.69% and 0.35% and 0.83%, respectively. Effective April 2000, the Trust's name was changed from BT Insurance Funds Trust to Deutsche Asset Management VIT Funds.



  (3) The investment adviser for the REIT SERIES is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, Total Annual Operating Expenses for the fund would have been 0.96%.

  (4) Formerly known as Dreyfus Capital Appreciation Portfolio.



  (5) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds, or FMR on behalf of certain funds, custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the total operating expenses presented in the table would have been 0.57% for EQUITY-INCOME PORTFOLIO, 0.66% for GROWTH PORTFOLIO, and 0.63% for ASSET MANAGER PORTFOLIO.



  (6) The Portfolio Management Fee for EQUITY INDEX includes 0.06% for fund administration.



  (7) The Portfolio Management Fee for the APPRECIATION PORTFOLIO, the TOTAL RETURN, and the DIVERSIFIED STRATEGIC INCOME PORTFOLIO includes 0.20% for the fund administration.



  (8) The investment manager of the MONTGOMERY VARIABLE SERIES: GROWTH FUND has agreed to reduce some or all of its management fees if necessary to keep Total Annual Operating Expenses, expressed on an annualized basis, at or below one and one quarter percent (1.25%) of its average net assets. Absent this waiver of fees, the Portfolio's Total Annual Operating Expenses would equal 2.25%.



  (9) The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 1999. If such fees were not waived or expenses reimbursed, the actual annualized Total Annual Operating Expenses for the INVESTORS FUND, the HIGH YIELD BOND FUND, the CAPITAL FUND, the STRATEGIC BOND FUND, the SMALL CAP GROWTH FUND, and the TOTAL RETURN FUND would have been 1.15%, 1.80%, 1.99%, 1.48%, 16.36%, and 1.65%, respectively.



 (10) The adviser for STRONG SCHAFER VALUE FUND II has voluntarily agreed to cap the Total Annual Operating Expenses at 1.20%. The adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion without further notification. Absent the waiver of fees, the Total Annual Operating Expenses would be 1.57%.



 (11) Expenses are as of October 31, 1999 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1999.



 (12) Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND PORTFOLIO, the STRATEGIC STOCK PORTFOLIO, the DISCIPLINED SMALL CAP STOCK PORTFOLIO, and the MFS MID CAP GROWTH PORTFOLIO for expenses for the period ended December 31, 1999 which exceeded 0.80%, 0.90%, 1.00% and 1.00% respectively. Without such arrangements, the actual annualized Total Annual Operating Expenses would have been 1.23%, 0.99%, 1.49%, and 1.07%, respectively.



 (13) Other Expenses reflect the current expense reimbursement arrangement with Travelers Insurance Company. Travelers has agreed to reimburse the Portfolio for the amount by which its aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, the Total Annual Operating Expenses for the Portfolio would have been 0.99% for the DISCIPLINED MID CAP STOCK PORTFOLIO.



 (14) Other Expenses reflect the current expense reimbursement arrangement with Travelers Insurance Company. Travelers has agreed to reimburse the Portfolios for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 1.00%. Without such arrangements, the annualized Total Annual Operating Expenses for the Portfolios would have been 1.15% for the NWQ LARGE CAP PORTFOLIO and 1.40% for the JURIKA & VOYLES CORE EQUITY PORTFOLIO.



 (15) Fee waivers, expense reimbursements, or expense credits reduced expenses for the WARBURG PINCUS EMERGING MARKETS PORTFOLIO during 1999, but this may be discontinued at any time. Without such arrangements, the Portfolio's Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 1.88% and 3.13%, respectively. The Portfolio's other expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 1999, net of any fee waivers or expense reimbursements.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------


This prospectus describes a flexible premium variable life insurance policy with a minimum Target Premium of $100,000 offered by The Travelers Insurance Company to corporations and employers and individuals under certain circumstances. It provides life insurance protection on the life (of an Insured), and pays policy proceeds when the Insured dies while the policy is in effect. The policy offers:


     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice of three death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits through the use of an optional rider

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Contract Values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

GROUP OR INDIVIDUAL POLICY. The policy may be issued either as an individual or group policy. Under an individual or group policy, the Insured generally will be an employee. The Certificate, and Group Policy, and Individual Policies are hereafter collectively referred to as the "Policy."

THE APPLICATION. In order to become a policy owner, you must submit an application with information about the proposed insured. The insured must sign a life insurance consent form and provide evidence of insurability, as required. On the application, you will also indicate:

     - the amount of insurance desired (the "stated amount"); minimum of $50,000

     - your choice of the three death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.


Our underwriting staff will review the completed application, and, if approved, we will issue the Policy.


                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available investment options and the Fixed Account. The Policy's Contract Value will increase or decrease depending on the performance of the investment options you select. In the case of Death Benefit Option 2, the Death Benefit will also vary based on the Investment Options' performance.


If your Policy is in effect when the Insured dies, we will pay your beneficiary the Death Benefit plus any additional rider Death Benefit. Your Policy will stay in effect as long as the Policy's Cash Surrender Value can pay the Policy's monthly charges.


Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate net premiums to the Money Market Portfolio unless state law permits us to refund Contract Value under the Right to Cancel provision. Then, you may invest your Net Premium in any Investment Option. At the end of the Right to Cancel Period, we direct the net premiums to the Investment Option(s) and/or the Fixed Account selected on the application, unless you give us other directions.

Any premium allocation must be at least 5% and must be in whole percentages. You may make additional payments at any time while your Policy is in force. We reserve the right to require evidence of insurability before accepting additional premium payments which result in an increased Net Amount at Risk. We will return any additional premium payments which would exceed the limits prescribed by federal income tax laws or regulations which would prevent the Policy from qualifying as life insurance.

The investment options are segments of the separate account. They correspond to underlying funds with the same names. The available investment options are listed below.

We credit your policy with accumulation units of the investment option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each investment option's accumulation unit value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------


The Investment Options currently available under Fund UL III are listed below. There is no assurance that an Investment Option will achieve its stated objectives. We may, add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. We would notify you before making such a change. For more detailed information on the investment advisers and their services and fees, please refer to the Investment Options prospectuses which are included with and must accompany this prospectus. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing.



    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Company LLC
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
High Yield Bond Trust      Seeks generous income. The assets of    TAMIC
                           the High Yield Bond Trust will be
                           invested in bonds which, as a class,
                           sell at discounts from par value and
                           are typically high risk securities.
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
AMERICAN ODYSSEY FUNDS, INC.
Intermediate-Term Bond     Seeks maximum long-term total return    American Odyssey Funds
Fund                       by investing primarily in               Management, Inc.
                           intermediate-term corporate debt        Subadviser: TAMIC
                           securities, U.S. government
                           securities, mortgage-related
                           securities and asset-backed
                           securities, as well as money market
                           instruments.
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE Equity Index Fund     Seeks to replicate, before deduction    Bankers Trust Global
                           of expenses, the total return           Investment Management
                           performance of the EAFE index.
Small Cap Index Fund       Seeks to replicate, before deduction    Bankers Trust Global
                           of expenses, the total return           Investment Management
                           performance of the Russell 2000 index.
DELAWARE GROUP PREMIUM
  FUND
REIT Series                Seeks to achieve maximum long-term      Delaware Management Company,
                           total return. Capital appreciation is   Inc.
                           a secondary objective. The Series       Subadviser:
                           seeks to achieve its objectives by      Lincoln Investment
                           investing in securities of companies    Management, Inc.
                           primarily engaged in the real estate
                           industry. Under normal circumstances,
                           at least 65% of the Series total
                           assets will be invested in equity
                           securities of real estate investment
                           trusts ("REITs"). The Series operates
                           as a nondiversified fund as defined by
                           the Investment Company Act of 1940.
Small Cap Value Series     Seeks capital appreciation by           Delaware Management
                           investing in small-to mid-cap common    Company, Inc.
                           stocks whose market value appears low
                           relative to their underlying value or
                           future earnings and growth potential.
                           Emphasis will also be placed on
                           securities of companies that may be
                           temporarily out of favor or whose
                           value is not yet recognized by the
                           market.
DREYFUS VARIABLE
  INVESTMENT FUND
Appreciation Portfolio     Seeks primarily to provide long-term    The Dreyfus Corporation
                           capital growth consistent with the      Subadviser: Fayez Sarofim &
                           preservation of capital; current        Co.
                           income is a secondary investment
                           objective. The portfolio invests
                           primarily in the common stocks of
                           domestic and foreign issuers.
Small Cap Portfolio        Seeks to maximize capital               The Dreyfus Corporation
                           appreciation.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
GREENWICH STREET SERIES
FUND
Diversified Strategic      Seeks high current income by investing  SSB Citi Fund Management LLC
Income Portfolio           primarily in the following fixed        ("SSB Citi")
                           income securities: U.S. Gov't and
                           mortgage-related securities, foreign
                           gov't bonds and corporate bonds rated
                           below investment grade.

Equity Index Portfolio --  Seeks to replicate, before deduction    Travelers Investment
  Class I Shares           of expenses, the total return           Management Company ("TIMCO")
                           performance of the S&P 500 Index.
THE MONTGOMERY FUND III
Montgomery Variable        Seeks capital appreciation. Under       Montgomery Asset Management
Series Growth Fund         normal conditions, it invests at least
                           65% of its assets in equity
                           securities.
OCC ACCUMULATION TRUST
Equity Portfolio           Seeks long-term capital appreciation    OpCap Advisors
                           through investment in securities
                           (primarily equity securities) of
                           companies that are believed by the
                           adviser to be undervalued in the
                           marketplace in relation to factors
                           such as the companies' assets or
                           earnings.
SALOMON BROTHERS VARIABLE
  SERIES FUND, INC.
Capital Fund               Seeks capital appreciation through      Salomon Brothers Asset
                           investments primarily in common stock,  Management ("SBAM")
                           or securities convertible to common
                           stocks, which are believed to have
                           above-average price appreciation
                           potential and which may also involve
                           above-average risk.
Investors Fund             Seeks long-term growth of capital.      SBAM
                           Current income is a secondary
                           objective.
Strategic Bond Fund        Seeks high level of current income. As  SBAM
                           a secondary objective, the Portfolio
                           will seek capital appreciation.
Total Return Fund          Seeks above-average income (compared    SBAM
                           to a portfolio invested entirely in
                           equity securities). Secondarily, seeks
                           opportunities for growth of capital
                           and income.
STRONG VARIABLE INSURANCE
  FUNDS, INC.
Strong Schafer Value       Seeks primarily long-term capital       Strong Capital Management,
Fund II                    appreciation. Current income is a       Inc. Subadviser: Schafer
                           secondary objective when selecting      Capital Management Inc.
                           investments.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Advisers
Portfolio                  investing principally in common stock,  ("TIA") Subadviser: AIM
                           with emphasis on medium-sized and       Capital Management, Inc.
                           smaller emerging growth companies.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: Massachusetts
                           invested in equity securities)          Finance Services Company
                           consistent with the prudent employment  ("MFS")
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Putnam Diversified         Seeks high current income consistent    TIA
Income Portfolio           with preservation of capital. The       Subadviser: Putnam
                           Portfolio will allocate its             Investment
                           investments among the U.S. Government   Management, Inc.
                           Sector, the High Yield Sector, and the
                           International Sector of the fixed
                           income securities markets.
Smith Barney               Seeks total return on assets from       SSB Citi
International Equity       growth of capital and income by
Portfolio                  investing at least 65% of its assets
                           in a diversified portfolio of equity
                           securities of established non-U.S.
                           issuers.
Smith Barney Large         Seeks long-term growth of capital by    SSB Citi
Capitalization Growth      investing in equity securities of
Portfolio                  companies with large market
                           capitalizations.
Van Kampen Enterprise      Seeks capital appreciation through      SSB Citi
Portfolio                  investment in securities believed to    Subadviser: Van Kampen Asset
                           have above-average potential for        Management, Inc.
                           capital appreciation. Any income
                           received on such securities is
                           incidental to the objective of capital
                           appreciation.
THE TRAVELERS SERIES TRUST
Convertible Bond           Seeks current income and capital        TAMIC
Portfolio                  appreciation by investing in
                           convertible securities and in
                           combinations of nonconvertible
                           fixed-income securities and warrants
                           or call options that together resemble
                           convertible securities ("synthetic
                           convertible securities").
Disciplined Mid Cap Stock  Seeks growth of capital by investing    TAMIC
Portfolio                  primarily in a broadly diversified      Subadviser: TIMCO
                           portfolio of common stocks.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
Disciplined Small Cap      Seeks long term capital appreciation    TAMIC.
Stock Portfolio            by investing primarily (at least 65%    Subadviser: TIMCO
                           of its total assets) in the common
                           stocks of U.S. Companies with
                           relatively small market
                           capitalizations at the time of
                           investment.
Equity Income Portfolio    Seeks reasonable income by investing    TAMIC
                           at least 65% in income-producing        Subadviser: Fidelity
                           equity securities. The balance may be   Management Research Company
                           invested in all types of domestic and   ("FMR")
                           foreign securities, including bonds.
                           The Portfolio seeks to achieve a yield
                           that exceeds that of the securities
                           comprising the S&P 500. The Subadviser
                           also considers the potential for
                           capital appreciation.
Jurika & Voyles Core       Seeks long-term capital appreciation.   TAMIC.
Equity Portfolio           The Portfolio invests primarily in the  Subadviser: Jurika & Voyles
                           common stock of quality companies of    L.P.
                           all market capitalizations that offer
                           current value and significant future
                           growth potential
Large Cap Portfolio        Seeks long-term growth of capital by    TAMIC
                           investing primarily in equity           Subadviser: FMR
                           securities of companies with large
                           market capitalizations.
Lazard International       Seeks capital appreciation by           TAMIC
Stock Portfolio            investing primarily in the equity       Subadviser: Lazard Asset
                           securities of non-United States         Management
                           companies (i.e., incorporated or
                           organized outside the United States).
MFS Emerging Growth        Seeks long-term growth of capital.      TAMIC
Portfolio                  Dividend and interest income from       Subadviser: MFS
                           portfolio securities, if any, is
                           incidental.
MFS Mid Cap Growth         Seeks to obtain long-term growth of     TAMIC
Portfolio                  capital by investing under normal       Subadviser: MFS
                           market conditions, at least 65% of its
                           total assets in equity securities of
                           companies with medium market
                           capitalization which the investment
                           adviser believes have above-average
                           growth potential.
MFS Research Portfolio     Seeks to provide long-term growth of    TAMIC
                           capital and future income.              Subadviser: MFS
NWQ Large Cap Portfolio    Seeks to achieve consistent superior    TAMIC
                           total return with minimum risk to       Subadviser: NWQ
                           principal.                              Investment Management
                                                                   Company

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
Social Awareness Stock     Seeks long-term capital appreciation    SSB Citi
Portfolio                  and retention of net investment
                           income. The Portfolio seeks to fulfill
                           this objective by selecting
                           investments, primarily common stocks,
                           which meet the social criteria
                           established for the Portfolio. Social
                           criteria currently excludes companies
                           that derive a significant portion of
                           their revenues from the production of
                           tobacco, tobacco products, alcohol, or
                           military defense systems, or in the
                           provision of military defense related
                           services or gambling services.
Strategic Stock Portfolio  Seeks to provide an above-average       TAMIC
                           total return through a combination of   Subadviser: TIMCO
                           potential capital appreciation and
                           dividend income by investing primarily
                           in high dividend yielding stocks
                           periodically selected from the
                           companies included in (i) the Dow
                           Jones Industrial Average and (ii) a
                           subset of the Standard & Poor's
                           Industrial Index.
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government
                           Securities Portfolio will be invested
                           in direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Utilities Portfolio        Provide current income by investing in  SSB Citi
                           equity and debt securities of
                           companies in the utility industries.
VARIABLE INSURANCE
  PRODUCTS FUND II
Asset Manager Portfolio -  Seeks high total return with reduced    FMR
Initial Class              risk over the long-term by allocating
                           its assets among stocks, bonds and
                           short-term fixed-income instruments.
WARBURG PINCUS TRUST
Emerging Markets           Seeks long-term growth of capital by    Credit Suisse Asset
Portfolio                  investing primarily in equity           Management, LLC
                           securities of non-U.S issuers
                           consisting of companies in emerging
                           securities markets.

                               THE FIXED ACCOUNT
--------------------------------------------------------------------------------

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in separate account sponsored by the Company.

The staff of the Securities and Exchange Commission (SEC) does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss and guarantees a specified interest rate. The investment gain or loss of the Separate Account or any of the variable Investment Options does not affect the Fixed Account portion of the Policy owner's Contract Value.


We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the premium payments allocated to the Fixed Account, plus interest credited, less the Monthly Deduction Amount allocated to the Fixed Account, less any prior surrenders or loans. If the Policy owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable charges as described under "Charges and Deductions" in this prospectus.


Premium payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Policies participating in the Fixed Accounts.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Policies. The amount of such investment income allocated to the Policies will vary in our sole discretion at such rate or rates as we prospectively declare from time to time.


We guarantee that for the life of the Policy we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.


                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CONTRACT VALUE

INVESTMENT OPTIONS


As long as the Policy remains in effect, you may make transfers of Contract Value between Investment Options, by mailing such request to the Company c/o Andesa, TPA, Inc. We reserve the right to restrict the number of free transfers to six times in any Policy Year and to charge $10 for each additional transfer; however, we do not currently charge for transfers. We also reserve the right to restrict transfers by any market timing firm or any third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners. Amounts transferred under the Automated Transfer programs described below are not counted for purposes of this limit on transfers.


We calculate the number of Accumulation Units involved using the Accumulation Unit Values on the Valuation Date on which we receive the transfer request.

FIXED ACCOUNT

You may make transfers from the Fixed Account to any other available investment option(s) twice a year during the 30 days following the semi-annual or annual anniversary of the Policy Date. The transfers are limited to an amount of up to 25% of the Fixed Account Value on the semi-annual or annual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other Investment Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.


AUTOMATED TRANSFERS


DOLLAR-COST AVERAGING. You may establish automated transfers of Contract Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Contract Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar-cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING. You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT


The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the Insured dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any Outstanding Policy Loan. (See "Death Benefit," below.)



If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Contract Value will equal the Net Premium. In addition, we reserve the right to require satisfactory evidence of insurability of the Insured.

INSURED TERM RIDER

You may choose to purchase the Insured Term Rider as an addition to the Policy. This rider may not be available in all states.

EXCHANGE RIGHTS

Once the Policy is in effect, you may choose during the first 24 months to irrevocably transfer all Contract Value of the Investment Options to the Fixed Account. Upon election of this option, no future transfers to the Investment Options will be permitted. All future premium payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this Option.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1) 10 days after delivery of the Policy to the Policy Owner,

     (2) 45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.


We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed by the Company on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.


                           ACCESS TO CONTRACT VALUES
--------------------------------------------------------------------------------

POLICY LOANS


You may borrow up to 100% of the Policy's Cash Surrender Value. This amount will be determined on the day we receive the loan request in writing in a form acceptable to us. We reserve the right to limit loan requests to at least $500. We will make the loan within seven days of our receipt of the written loan request. The annual effective loan interest rate charged is 5.00%. The annual effective loan interest rate credited is 4.40% in years 1-10, 4.60% in years 11-20, and 4.75% in year 21 and later.



If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. Interest on the outstanding amount of the loan(s) is charged daily and is payable at the end of each Policy Year.



We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made unless otherwise specified. Loan amounts will be transferred from the Fixed Account when insufficient amounts are available in the Investment Options. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate as shown in the Policy. Amounts held in the Loan Account will not affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options and the Fixed Account according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

CONSEQUENCES. Your Cash Surrender Value is reduced by the amount of any outstanding loan(s). If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable will be decreased because of an outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.


POLICY SURRENDERS

You may withdraw all or a portion of the Contract Value from the Policy on any day that the Company is open for business.


FULL SURRENDERS. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary's consent provided the beneficiary has not been designated "irrevocable." If so, you will need the beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any outstanding Policy loans.


For full surrenders, we will pay you within seven days after we receive the request, or on the date you specify, whichever is later. The Policy will terminate on the deduction date following our receipt of the surrender request (or following the date you specified, if later).


PARTIAL WITHDRAWALS. You may request a partial withdrawal from the Policy at any time after the first policy year. We reserve the right to limit partial withdrawals to at least $500. We will deduct the amount surrendered pro rata from all Investment Options, unless you give us other written instructions.


In addition to reducing the Policy's Contract Value, partial withdrawals will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Net Amount at Risk. We may require you to return the Policy to record this reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------


The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be reduced by any unpaid Monthly Deduction Amount and outstanding Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.



You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "Level Option"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the last Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, (the Annual Increase Option), the Amount Insured will be equal to stated amount of the policy plus Premium Payments minus any partial surrenders.


The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals to a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 selected by you. (Cash Value Accumulation Test or Guideline

Premium Cash Value Corridor Test. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
YOUNGER INSURED            PERCENTAGE
---------------            ----------
     0-40                     250
       45                     215
       50                     185
       55                     150
       60                     130
       65                     120
       70                     115
       75                     105
       95+                    100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.


In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.


The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Options 1. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus premium payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus premium payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.


EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Death Benefit is greater than the Stated Amount plus premium payments aggregated at 6.00% for one year ($52,650) or the Minimum Amount Insured ($100,000).


PAYMENT OF PROCEEDS


Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".) If no beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.


Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS


We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company's payment options. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.


     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

The maturity date is the anniversary of the Policy Date on which the Insured is age 100. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Contract Value, less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.


                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM


GENERAL



We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:



     - the ability for you to make withdrawals and surrenders under the Policies;



     - the ability for you to obtain a loan under the Policies;



     - the death benefit paid on the death of the Insured;



     - the available funding options and related programs (including dollar-cost averaging and portfolio rebalancing);



     - administration of the various elective options available under the Policies; and



     - the distribution of various reports to policy owners.



Costs and expenses we incur include:



     - expenses associated with underwriting applications, increases in the stated amount, and riders;



     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;



     - sales and marketing expenses including commission payments to your sales agent; and



     - other costs of doing business.



Risks we assume include:



     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.


FRONT-END SALES EXPENSE CHARGES. When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. The current charge is 7.0% of the Target Premium for the first seven Policy Years and 3.5% thereafter. The sales charge is guaranteed not to exceed 9.0% of such Target Premium payments in all Contract Years and 5.0% on amounts in excess of the Target Premium.

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options and the Fixed Account values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Monthly Policy Charge and Charges for any Rider(s).

COST OF INSURANCE CHARGE. The amount of the Cost of Insurance deduction depends on of the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured and duration from issue.

MONTHLY POLICY CHARGE. This $5 charge is used to cover expenses associated with maintaining the policy.

CHARGES AGAINST THE SEPARATE ACCOUNT


MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge for mortality and expense risks. This current charge is at an annual rate of 0.45% for Policy Years 1-4; 0.25% for Policy Years 5-20, and 0.05% thereafter. It is guaranteed not to exceed 0.75% for all years. This charge compensates us for various risks assumed, benefits provided, and expenses incurred.


UNDERLYING FUND EXPENSES


When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the underlying mutual funds are described in the individual fund prospectuses and in the Policy prospectus summary. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.


The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

TRANSFER CHARGE


There is currently no charge for transfers between Investment Options. We reserve the right to limit free transfers of Contract Value to six times in any Policy Year, and to charge $10 for any additional transfers.


REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where a corporation, employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate any charges if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE (FUND UL III)

The Travelers Fund III for Variable Life Insurance was established on January 15, 1999 under the insurance laws of the state of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund are invested exclusively in shares of the Investment Options. The operations of Fund are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL III will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy. The assets held in Fund UL III are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.


All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the underlying funds in connection with the Investment Options associated with premium payments allocated at the Policy Owners' directions, and redeems Fund UL III units to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.


HOW THE CONTRACT VALUE VARIES. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a "valuation date") and we are open for business. A Policy's Contract Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Contract Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value and the Fixed Account Value.

The Separate Account purchases shares of the underlying funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each underlying fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the underlying fund. The Separate Account will redeem underlying fund shares at their net asset value, to the extent necessary to make payments under the Policy.


In order to determine Contract Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of 4:00 pm Eastern Time on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the underlying fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's net investment factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.


NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding underlying fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 pm Eastern Time and ending at 4:00 pm Eastern Time on the next Valuation Date). The net rate of return reflects the investment performance of the investment option, includes any dividends or capital gains distributed, and is net of the Separate Account and underlying Investment Option charges.


                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit option


     - changes to the way your premiums are allocated


     - changing the beneficiary (unless irrevocably named)


Written requests for changes should be sent to the Company c/o Andesa, TPA, Inc.


CHANGES IN STATED AMOUNT

After the first policy year, a Policy Owner may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

After the first policy year, if the Insured is alive you may change the Death Benefit option by sending a written request to the Company. The Stated Amount will be adjusted so the Net Amount at risk remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. The following Changes in Death Benefit Options are permissible:

     Option 1-2

     Option 2-1

     Option 3-1

It is not permitted to change from Option 3 to 2; Option 1 to 3, and 2 to 3.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the lifetime or the Insured for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any

Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Contract Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period
(1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the fixed account for up to six months.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 35% of the actual premium paid in the first twelve months. Any sales representative or employee will be qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

CFBDS, Inc. serves as principal underwriter of the Policies. However, it is currently anticipated that Travelers Distribution LLC, an affiliated company, will become principal underwriter some time in 2000.


LEGAL PROCEEDINGS AND OPINION


There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.



In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, on defendants' motion, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. Plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the State of Georgia reversed the lower court's decision. Defendants petitioned the Georgia Supreme Court to hear an appeal from the decision of the Court of Appeals, and the petition was granted in May 1998. In September 1999, oral argument on defendants' petition was heard and, on February 28, 2000, the Georgia Supreme Court affirmed the Georgia County Appeals and remanded the matter to the Superior Court of Richmond County. In March 2000, defendants moved the Georgia Supreme Court to reconsider its February 28, 2000 decision, and that motion remains pending. Proceedings in the trial court have been stayed pending appeal. Defendants intend to vigorously contest the litigation.



Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well at the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Company.



EXPERTS



Financial statements of Fund UL III for the period from September 8, 1999 (date operations commenced) to December 31, 1999 have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.



The consolidated financial statements of The Travelers Insurance Company and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended

December 31, 1999, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the IRS Code ("Code") sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has the choice of more investment options to which to allocate premium payments and cash values and may be able to transfer among investment options more frequently than in such rulings. In addition, the Policy Owner may have the choice of certain investment options which may be more similar to each other in their investment objective and policies than in such rulings. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and Contract value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Consequences of Life Insurance Contracts." Furthermore, no part of the investment growth of the Contract Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Consequences of Life Insurance Contracts."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL III. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL III under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL III may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.


The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.


                                   MANAGEMENT

--------------------------------------------------------------------------------


DIRECTORS OF THE TRAVELERS INSURANCE COMPANY



The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include, prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group, Inc.



SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY



The following are the Senior Officers of The Travelers Insurance Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.



                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Stuart Baritz........................  Senior Vice President
Jay S. Fishman.......................  Senior Vice President
Barry Jacobson.......................  Senior Vice President
Russell H. Johnson...................  Senior Vice President
Glenn D. Lammey......................  Chief Financial Officer, Chief
                                       Accounting Officer and Controller
Marla Berman Lewitus.................  Senior Vice President and General
                                       Counsel
Brendan Lynch........................  Senior Vice President
Warren H. May........................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Mary Jean Thornton...................  Executive Vice President and Chief
                                       Information Officer
David A. Tyson.......................  Senior Vice President
F. Denney Voss.......................  Senior Vice President

Information relating to the management of the underlying funds is contained in the applicable prospectuses.



                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April,
                                        2000. Executive Vice President since July 1999. Senior
                                        Vice
Director                                President since September (1995-1999), Vice President
                                        (1993-1995) of The Travelers Insurance Company.
Katherine M. Sullivan......    1996     Senior Vice President since May 1996 and General
Director                                Counsel from May 1996 to August 1999 of The Travelers
                                        Insurance Company; Senior Vice President and General
                                        Counsel (1994-1996) Connecticut Mutual; Special
                                        Counsel & Chief of Staff (1988-1994) Aetna Life &
                                        Casualty.
Marc P. Weill*.............    1994     Senior Vice President-Investments since 1993 and Chief
Director                                Investment Officer since 1995 of The Travelers
                                        Insurance Group Inc.; Senior Vice President and Chief
                                        Investment Officer of Citigroup Inc. since 1992; Vice
                                        President (1990-1992), Primerica Corporation; Vice
                                        President (1989-1990), Smith Barney Inc.


---------------

* Principal business address: Citigroup Inc., 153 East 53rd St., New York, New York 10043



                            EXAMPLE OF POLICY CHARGES

  ------------------------------------------------------------------------------

The following chart illustrates the Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Guarantee Issue
Non-Smoker
Annual Premium: $25,000 for seven years
Hypothetical Gross Annual Investment
  Rate of Return: 8%

Face Amount: $436,577

Level Death Benefit Option
Current Charges


                                     TOTAL MONTHLY DEDUCTION
                                       FOR THE POLICY YEAR
                                     -----------------------
                                     COST OF
POLICY  CUMULATIVE                  INSURANCE   ADMINISTRATIVE
 YEAR    PREMIUMS     SALES LOAD     CHARGES       CHARGES
------  ----------    ----------    ---------   --------------
  1      $ 25,000       $1,750       $  497          $60
  2      $ 50,000       $1,750       $1,337          $60
  3      $ 75,000       $1,750       $1,430          $60
  5      $125,000       $1,750       $1,409          $60
  10     $175,000       $    0       $1,678          $60


Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 ILLUSTRATIONS

--------------------------------------------------------------------------------


The following pages are intended to illustrate how the Contract Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male. The difference between the Contract Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.


For all illustrations, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification and number of years from Policy issue, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The current illustrations reflect a deduction from each Target Premium of 7% for years 1-7 and 3.5% thereafter. The illustrations reflect 0% deduction for premiums over Target Premiums in all years.

The guaranteed illustrations reflect a deduction from each Target Premium of 9% in all years and 5% on amounts paid in excess of the Target Premium.


The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first four policy years the current charges consist of .45% mortality and expense risk charge, .25% in years 5-20 and .05% thereafter. In all policy years, the guaranteed charges consist of a .75% mortality and expense charge. For all policy years the current and guaranteed charges consist of .86% for Investment Option Expenses.



The charge for Investment Option expenses reflected in the illustrations assumes that Contract Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year. The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.



After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.31%, 4.69% and 10.69%, respectively on a current basis for years 1-4; then to approximate net annual rates of -1.11%; 4.89%; 10.89% in years 5-20 and to approximate net annual rates of -0.91%; 5.09%; 11.09% thereafter. On a guaranteed basis the annual gross investment rates of 0%, 6.0% and 12% correspond to approximate net annual rates of -1.61%; 4.39% and 10.39% in all years.



The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Contract Value and may be higher or lower than those illustrated.


The illustrations do not reflect any charges for federal income taxes against Fund UL III, since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                       $25,000 ANNUAL PREMIUM FOR 7 YEARS

             $436,577 SPECIFIED AMOUNT CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                    DEATH BENEFIT OPTION 1 GUARANTEED VALUES


         PREMIUM         0% HYPOTHETICAL               6% HYPOTHETICAL                12% HYPOTHETICAL
           PLUS    ----------------------------  ----------------------------  -------------------------------
POLICY   INTEREST  CONTRACT  SURRENDER   DEATH   CONTRACT  SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
 YEAR     AT 5%     VALUE      VALUE    BENEFIT   VALUE      VALUE    BENEFIT    VALUE      VALUE     BENEFIT
------   --------  --------  ---------  -------  --------  ---------  -------  ---------  ---------  ---------
  1       26,250     20,381     20,381  436,577    21,684     21,684  436,577     22,988     22,988    436,577
  2       53,813     40,377     40,377  436,577    44,270     44,270  436,577     48,323     48,323    436,577
  3       82,753     59,998     59,998  436,577    67,814     67,814  436,577     76,278     76,278    436,577
  4      113,141     79,256     79,256  436,577    92,371     92,371  436,577    107,152    107,152    436,577
  5      145,048     98,153     98,153  436,577   118,000    118,000  436,577    141,283    141,283    436,577
  6      178,550    116,696    116,696  436,577   144,764    144,764  436,577    179,052    179,052    437,198
  7      213,728    134,881    134,881  436,577   172,727    172,727  436,577    220,327    220,327    522,591
  8      224,414    130,143    130,143  436,577   178,023    178,023  436,577    240,458    240,458    554,237
  9      235,635    125,196    125,196  436,577   183,386    183,386  436,577    262,309    262,309    587,791
 10      247,417    120,007    120,007  436,577   188,809    188,809  436,577    286,009    286,009    623,364
 11      259,787    114,547    114,547  436,577   194,286    194,286  436,577    311,701    311,701    661,074
 12      272,777    108,786    108,786  436,577   199,817    199,817  436,577    339,544    339,544    701,047
 13      286,416    102,695    102,695  436,577   205,401    205,401  436,577    369,710    369,710    743,415
 14      300,736     96,236     96,236  436,577   211,037    211,037  436,577    402,384    402,384    788,318
 15      315,773     89,361     89,361  436,577   216,718    216,718  436,577    437,755    437,755    835,903
 16      331,562     82,003     82,003  436,577   222,429    222,429  436,577    476,011    476,011    886,324
 17      348,140     74,074     74,074  436,577   228,149    228,149  436,577    517,338    517,338    939,738
 18      365,547     65,474     65,474  436,577   223,854    223,854  436,577    561,923    561,923    996,313
 19      383,824     56,087     56,087  436,577   239,518    239,518  436,577    609,963    609,963  1,056,225
 20      403,015     45,787     45,787  436,577   245,119    245,119  436,577    661,667    661,667  1,119,655
 21      423,166     34,449     34,449  436,577   250,644    250,644  436,577    717,280    717,280  1,186,801
 22      444,325     21,939     21,939  436,577   256,083    256,083  436,577    777,072    777,072  1,257,867
 23      466,541      8,109      8,109  436,577   261,429    261,429  436,577    841,347    841,347  1,333,072
 24      489,868          0          0        0   266,667    266,667  436,577    910,409    910,409  1,412,641
 25      514,361          0          0        0   271,766    271,766  436,577    984,542    984,542  1,496,804
 26      540,079          0          0        0   276,675    276,675  436,577  1,063,993  1,063,993  1,585,794
 27      567,083          0          0        0   281,331    281,331  436,577  1,148,973  1,148,973  1,679,849
 28      595,437          0          0        0   285,649    285,649  436,577  1,239,643  1,239,643  1,779,204
 29      625,209          0          0        0   289,536    289,536  436,577  1,336,152  1,336,152  1,884,101
 30      656,470          0          0        0   292,909    292,909  436,577  1,438,708  1,438,708  2,076,838



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
             $436,577 SPECIFIED AMOUNT CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                     DEATH BENEFIT OPTION 1 CURRENT VALUES




         PREMIUM         0% HYPOTHETICAL               6% HYPOTHETICAL                12% HYPOTHETICAL
           PLUS    ----------------------------  ----------------------------  -------------------------------
POLICY   INTEREST  CONTRACT  SURRENDER   DEATH   CONTRACT  SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
 YEAR     AT 5%     VALUE      VALUE    BENEFIT   VALUE      VALUE    BENEFIT    VALUE      VALUE     BENEFIT
------   --------  --------  ---------  -------  --------  ---------  -------  ---------  ---------  ---------
  1       26,250     22,391     22,391  436,577    23,769     23,769  436,577     25,147     25,147    436,577
  2       53,813     43,644     43,644  436,577    47,789     47,789  436,577     52,101     52,101    436,577
  3       82,753     64,507     64,507  436,577    72,835     72,835  436,577     81,849     81,849    436,577
  4      113,141     85,068     85,068  436,577    99,050     99,050  436,577    114,799    114,799    436,577
  5      145,048    105,547    105,547  436,577   126,743    126,743  436,577    151,594    151,594    436,577
  6      178,550    125,884    125,884  436,577   155,916    155,916  436,577    192,495    192,495    470,023
  7      213,728    146,058    146,058  436,577   186,614    186,614  442,629    237,584    237,584    563,523
  8      224,414    142,849    142,849  436,577   194,303    194,303  447,853    261,541    261,541    602,834
  9      235,635    139,565    139,565  436,577   202,297    202,297  453,315    287,903    287,903    645,145
 10      247,417    136,199    136,199  436,577   210,611    210,611  459,033    316,910    316,910    690,715
 11      259,787    132,748    132,748  436,577   219,262    219,262  465,024    348,834    348,834    739,829
 12      272,777    129,137    129,137  436,577   228,208    228,208  471,174    383,875    383,875    792,576
 13      286,416    125,352    125,352  436,577   237,459    237,459  477,484    422,331    422,331    849,226
 14      300,736    121,331    121,331  436,577   246,990    246,990  483,883    464,463    464,463    909,939
 15      315,773    117,041    117,041  436,577   256,802    256,802  490,369    510,596    510,596    974,995
 16      331,562    112,439    112,439  436,577   266,888    266,888  496,941    561,072    561,072  1,044,705
 17      348,140    107,531    107,531  436,577   277,284    277,284  503,683    616,344    616,344  1,119,582
 18      365,547    102,269    102,269  436,577   287,983    287,983  510,607    676,825    676,825  1,200,040
 19      383,824     96,748     96,748  436,577   299,084    299,084  517,901    743,213    743,213  1,286,962
 20      403,015     90,947     90,947  436,577   310,604    310,604  525,596    816,087    816,087  1,380,961
 21      423,166     85,030     85,030  436,577   323,182    323,182  534,733    897,724    897,724  1,485,361
 22      444,325     78,801     78,801  436,577   336,284    336,284  544,352    987,566    987,566  1,598,599
 23      466,541     72,259     72,259  436,577   349,948    349,948  554,475  1,086,495  1,086,495  1,721,497
 24      489,868     65,393     65,393  436,577   364,210    364,210  565,128  1,195,474  1,195,474  1,854,963
 25      514,361     58,181     58,181  436,577   379,104    379,104  576,353  1,315,555  1,315,555  2,000,045
 26      540,079     50,753     50,753  436,577   394,741    394,741  588,330  1,448,191  1,448,191  2,158,410
 27      567,083     42,922     42,922  436,577   411,075    411,075  601,010  1,594,393  1,594,393  2,331,072
 28      595,437     34,225     34,225  436,577   427,932    427,932  614,191  1,754,726  1,754,726  2,518,478
 29      625,209     24,506     24,506  436,577   445,304    445,304  627,920  1,930,411  1,930,411  2,722,062
 30      656,470     13,881     13,881  436,577   463,307    463,307  668,804  2,123,345  2,123,345  3,065,142



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                      $28,631 ANNUAL PREMIUM FOR 20 YEARS
                $500,000 SPECIFIED AMOUNT GUIDELINE PREMIUM TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                    DEATH BENEFIT OPTION 2 GUARANTEED VALUES




          PREMIUM         0% HYPOTHETICAL                6% HYPOTHETICAL                 12% HYPOTHETICAL
           PLUS     ----------------------------  ------------------------------  -------------------------------
POLICY   INTEREST   CONTRACT  SURRENDER   DEATH   CONTRACT  SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH
 YEAR      AT 5%     VALUE      VALUE    BENEFIT   VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
------   ---------  --------  ---------  -------  --------  ---------  ---------  ---------  ---------  ---------
  1         30,063    23,234     23,234  523,234    24,719     24,719    524,719     26,205     26,205    526,205
  2         61,628    45,901     45,901  545,901    50,323     50,323    550,323     54,927     54,927    554,927
  3         94,772    67,999     67,999  567,999    76,842     76,842    576,842     86,417     86,417    586,417
  4        129,573    89,524     89,524  589,524   104,300    104,300    604,300    120,948    120,948    620,948
  5        166,115   110,460    110,460  610,460   132,713    132,713    632,713    158,808    158,808    658,808
  6        204,483   130,790    130,790  630,790   162,097    162,097    662,097    200,316    200,316    700,316
  7        244,770   150,481    150,481  650,481   192,449    192,449    692,449    245,806    245,806    745,806
  8        287,071   169,508    169,508  669,508   223,774    223,774    723,774    295,653    295,653    795,653
  9        331,487   187,830    187,830  687,830   256,065    256,065    756,065    350,257    350,257    850,257
 10        378,124   205,421    205,421  705,421   289,323    289,323    789,323    410,071    410,071    910,071
 11        427,092   222,255    222,255  722,255   323,552    323,552    823,552    475,335    475,335  1,008,120
 12        478,509   238,315    238,315  738,315   358,767    358,767    858,767    546,215    546,215  1,127,755
 13        532,497   253,584    253,584  753,584   394,978    394,978    894,978    623,154    623,154  1,253,042
 14        589,185   268,038    268,038  768,038   432,194    432,194    932,194    706,632    706,632  1,384,375
 15        648,707   281,640    281,640  781,640   470,405    470,405    970,405    797,143    797,143  1,522,163
 16        711,205   294,334    294,334  794,334   509,584    509,584  1,009,584    895,194    895,194  1,666,833
 17        776,827   306,042    306,042  806,042   549,679    549,679  1,049,679  1,001,288  1,001,288  1,818,827
 18        845,731   316,679    316,679  816,679   590,626    590,626  1,090,626  1,115,942  1,115,942  1,978,613
 19        918,080   326,155    326,155  826,155   632,353    632,353  1,132,353  1,239,693  1,239,693  2,146,678
 20        994,047   334,381    334,381  834,381   674,783    674,783  1,174,783  1,373,106  1,373,106  2,323,534
 21      1,043,749   315,653    315,653  815,653   690,657    690,657  1,190,657  1,488,583  1,488,583  2,462,988
 22      1,095,937   295,954    295,954  795,954   705,922    705,922  1,205,922  1,612,739  1,612,739  2,610,583
 23      1,150,734   275,222    275,222  775,222   720,468    720,468  1,220,468  1,746,202  1,746,202  2,766,770
 24      1,208,270   253,366    253,366  753,366   734,158    734,158  1,234,158  1,889,607  1,889,607  2,932,018
 25      1,268,684   230,247    230,247  730,247   746,790    746,790  1,246,790  2,043,541  2,043,541  3,106,805
 26      1,332,118   205,675    205,675  705,675   758,102    758,102  1,258,102  2,208,519  2,208,519  3,291,617
 27      1,398,724   179,409    179,409  679,409   767,767    767,767  1,267,767  2,384,979  2,384,979  3,486,942
 28      1,468,660   151,162    151,162  651,162   775,389    775,389  1,275,389  2,573,255  2,573,255  3,693,275
 29      1,542,093   120,636    120,636  620,636   780,541    780,541  1,280,541  2,773,656  2,773,656  3,911,117
 30      1,619,198    87,592     87,592  587,592   782,832    782,832  1,282,832  2,986,612  2,986,612  4,311,306



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                      $28,631 ANNUAL PREMIUM FOR 20 YEARS
                $500,000 SPECIFIED AMOUNT GUIDELINE PREMIUM TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                     DEATH BENEFIT OPTION 2 CURRENT VALUES


          PREMIUM          0% HYPOTHETICAL                 6% HYPOTHETICAL                 12% HYPOTHETICAL
           PLUS     ------------------------------  ------------------------------  -------------------------------
POLICY   INTEREST   CONTRACT  SURRENDER    DEATH    CONTRACT  SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
------   ---------  --------  ---------  ---------  --------  ---------  ---------  ---------  ---------  ---------
  1         30,063    25,621     25,621    525,621    27,197     27,197    527,197     28,773     28,773    528,773
  2         61,628    49,794     49,794    549,794    54,522     54,522    554,522     59,440     59,440    559,440
  3         94,772    73,403     73,403    573,403    82,871     82,871    582,871     93,120     93,120    593,120
  4        129,573    96,546     96,546    596,546   112,390    112,390    612,390    130,234    130,234    630,234
  5        166,115   119,456    119,456    619,456   143,389    143,389    643,389    171,443    171,443    671,443
  6        204,483   142,097    142,097    642,097   175,889    175,889    675,889    217,124    217,124    717,124
  7        244,770   164,434    164,434    664,434   209,924    209,924    709,924    267,724    267,724    767,724
  8        287,071   185,733    185,733    976,352   244,252    244,252  1,142,768    321,683    321,683  1,357,295
  9        331,487   206,542    206,542    997,162   279,962    279,962  1,178,478    381,168    381,168  1,416,779
 10        378,124   226,856    226,856  1,017,476   317,108    317,108  1,215,624    446,762    446,762  1,482,374
 11        427,092   246,678    246,678  1,037,298   355,757    355,757  1,254,274    519,128    519,128  1,554,739
 12        478,509   265,823    265,823  1,056,443   395,762    395,762  1,294,279    598,740    598,740  1,634,352
 13        532,497   284,273    284,273  1,074,893   437,157    437,157  1,335,674    686,351    686,351  1,721,962
 14        589,185   301,889    301,889  1,092,509   479,839    479,839  1,378,356    782,627    782,627  1,818,239
 15        648,707   318,614    318,614  1,109,234   523,793    523,793  1,422,310    888,422    888,422  1,924,034
 16        711,205   333,043    333,043  1,255,144   564,649    564,649  1,878,544    994,179    994,179  3,004,342
 17        776,827   346,441    346,441  1,268,542   605,748    605,748  1,961,402  1,107,730  1,107,730  3,263,160
 18        845,731   358,709    358,709  1,280,809   647,367    647,367  2,003,021  1,229,249  1,229,249  3,536,570
 19        918,080   370,152    370,152  1,292,252   689,977    689,977  2,045,631  1,362,173  1,362,173  3,669,494
 20        994,047   380,744    380,744  1,302,845   733,575    733,575  2,089,228  1,507,653  1,507,653  3,814,973
 21      1,043,749   363,913    363,913  1,286,014   750,663    750,663  2,106,317  1,639,380  1,639,380  3,946,701
 22      1,095,937   346,512    346,512  1,268,613   767,526    767,526  2,123,180  1,783,801  1,783,801  4,091,122
 23      1,150,734   328,570    328,570  1,250,671   784,190    784,190  2,139,844  1,942,390  1,942,390  4,249,711
 24      1,208,270   310,099    310,099  1,232,200   800,653    800,653  2,156,307  2,116,737  2,116,737  4,424,057
 25      1,268,684   291,081    291,081  1,213,182   816,873    816,873  2,172,527  2,308,532  2,308,532  4,615,853
 26      1,332,118   271,864    271,864  1,193,965   833,358    833,358  2,189,012  2,520,625  2,520,625  4,827,946
 27      1,398,724   252,032    252,032  1,174,133   849,485    849,485  2,205,139  2,754,156  2,754,156  5,061,477
 28      1,468,660   230,565    230,565  1,152,666   863,685    863,685  2,219,339  3,008,787  3,008,787  5,316,108
 29      1,542,093   207,232    207,232  1,129,333   875,485    875,485  2,231,139  3,286,208  3,286,208  5,593,529
 30      1,619,198   182,426    182,426  1,104,527   885,335    885,335  2,240,989  3,589,954  3,589,954  5,897,274



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                                   APPENDIX A

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, we may show investment performance for the investment options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.


For Investment Options of Fund UL III that invest in underlying funds that were in existence before the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund during the period shown.


The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .75% mortality and expense risk charge. The rates of return do not reflect the front-end sales charge (which is deducted from premium payments) nor do they reflect Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See "Charges and Deductions" for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Contract Values and Death Benefits, see "Illustrations." The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through the Variable Life Policy.

                    AVERAGE ANNUAL RETURNS THROUGH 12/31/98



               TRAVELERS CORPORATE VARIABLE LIFE FUND PERFORMANCE



                                                                 AVERAGE ANNUAL RETURNS
                                     INCEPTION   ------------------------------------------------------     SINCE
         INVESTMENT OPTION             DATE       MO      QTR     YTD    1 YR    3 YR    5 YR    10 YR    INCEPTION
-----------------------------------  ---------   -----   -----   -----   -----   -----   -----   ------   ---------
AIM Capital Appreciation
  Portfolio........................  10-Oct-95   16.61%  35.63%  41.73%  41.73%  22.39%   --      --        17.88%
Alliance Growth Portfolio..........  20-Jun-94    9.68%  26.06%  31.37%  31.37%  29.20%  30.00%   --        27.86%
American Odyssey Intermed-Term Bond
  Fund.............................   1-May-93    0.03%   0.30%   0.74%   0.74%   5.00%   6.40%   --         4.78%
Capital Appreciation Fund
  (Janus)..........................  31-Dec-85   13.66%  34.63%  52.54%  52.54%  45.33%  39.56%  23.93%     18.42%
Delaware Investments REIT Series...   6-May-98    4.52%  -0.19%  -3.35%  -3.35%   --      --      --        -7.75%
Delaware Small Cap Value Series....  23-Dec-93    1.66%   1.26%  -5.59%  -5.59%   5.60%  11.52%   --         9.85%
Deutsche VIT EAFE Equity Index
  Fund.............................  23-Oct-97    9.08%  17.65%  26.48%  26.48%   --      --      --        19.80%
Deutsche VIT Small Cap Index Fund..   7-Oct-97   11.03%  18.03%  19.15%  19.15%   --      --      --         4.15%
Dreyfus Appreciation Portfolio.....   5-Apr-93    2.39%  10.76%  10.66%  10.66%  22.08%  24.65%   --        19.20%
Dreyfus Small Cap Portfolio........  30-Aug-90   10.56%  20.21%  22.30%  22.30%  10.78%  15.13%   --        34.76%
Equity Income Portfolio
  (Fidelity).......................  30-Aug-96    4.64%   5.13%   4.15%   4.15%  15.08%   --      --        17.20%
Fidelity VIP II Asset Manager
  Portfolio-Initial Class..........   6-Sep-89    4.12%   8.60%  10.28%  10.28%  14.70%  14.79%  12.32%     11.97%
Jurika & Voyles Core Equity
  Portfolio........................  20-Jul-98    7.02%  15.13%   9.42%   9.42%   --      --      --         8.49%
Large Cap Portfolio (Fidelity).....  30-Aug-96    8.87%  20.57%  28.44%  28.44%  28.49%   --      --        29.97%
Lazard International Stock
  Portfolio........................   1-Aug-96    6.91%  10.33%  20.86%  20.86%  13.31%   --      --        14.01%
MFS Emerging Growth Portfolio......  30-Aug-96   27.70%  54.43%  75.69%  75.69%  41.27%   --      --        38.75%
MFS Mid Cap Growth Portfolio.......  23-Mar-98   17.96%  42.01%  63.04%  63.04%   --      --      --        31.70%
MFS Research Portfolio.............  23-Mar-98    9.50%  21.51%  22.83%  22.83%   --      --      --        15.53%
MFS Total Return Portfolio.........  20-Jun-94    0.56%   2.40%   1.87%   1.87%  10.77%  14.04%   --        12.21%
Montgomery Variable Series: Growth
  Fund.............................   9-Feb-96    7.76%  10.12%  19.91%  19.91%  16.07%   --      --        19.13%
NWQ Large Cap Portfolio............  28-Jul-98    2.83%   5.43%   4.15%   4.15%   --      --      --         2.12%
OCC Accumulation Trust Equity
  Portfolio........................   1-Aug-98   -0.99%   3.62%   1.78%   1.78%  12.44%  19.16%  14.85%     15.01%
Putnam Diversified Income
  Portfolio........................  20-Jun-94    1.00%   1.77%   0.35%   0.35%   2.35%   6.06%   --         5.66%
Salomon Brothers Variable Capital
  Fund.............................  17-Feb-98    4.80%  13.16%  21.24%  21.24%   --      --      --        20.79%
Salomon Brothers Variable Investors
  Fund.............................  17-Feb-98    2.03%   7.07%  10.85%  10.85%   --      --      --        11.13%
Salomon Brothers Variable Strategic
  Bond Fund........................  17-Feb-98    0.81%   1.48%  -0.37%  -0.37%   --      --      --         2.68%
Salomon Brothers Variable Total
  Return Fund......................  17-Feb-98   -1.18%   0.79%   0.03%   0.03%   --      --      --         2.73%
Smith Barney Diversified Strategic
  Income Portfolio.................  16-Oct-91    0.03%   0.97%   0.96%   0.96%   4.61%   7.82%   --         5.89%
Smith Barney Equity Index
  Portfolio........................  30-Nov-91    5.84%  14.56%  19.74%  19.74%  26.37%  27.54%   --        20.21%
Smith Barney International Equity
  Portfolio........................  20-Jun-94   18.39%  47.18%  66.59%  66.59%  21.54%  18.31%   --        15.48%
Smith Barney Large Cap Growth
  Portfolio........................   6-May-98    5.08%  23.44%  29.95%  29.95%   --      --      --        33.46%
Social Awareness Stock Portfolio
  (Smith Barney)...................   1-May-92    6.11%  11.74%  15.00%  15.00%  24.04%  24.66%   --        17.22%
Strategic Stock Portfolio..........   6-May-98   -0.66%  -0.79%   4.19%   4.19%   --      --      --        -1.37%
Strong Schafer Value Fund II.......  10-Oct-97    0.67%   6.78%  -3.58%  -3.58%   --      --      --        -1.59%
Travelers Convertible Bond
  Portfolio........................   1-May-98    5.82%   9.36%  17.85%  17.85%   --      --      --        10.61%
Travelers Disciplined Mid Cap Stock
  Portfolio........................   1-Apr-97    6.34%  18.77%  12.65%  12.65%   --      --      --        22.56%
Travelers Disciplined Small Cap
  Stock Portfolio..................   1-May-98    9.59%  15.51%  19.57%  19.57%   --      --      --         3.46%
Travelers High Yield Bond Trust....  10-Jun-83    0.79%   1.20%   3.65%   3.65%   8.25%  10.88%   9.00%      8.01%
Travelers Money Market Portfolio...  31-Dec-87    0.42%   1.19%   4.20%   4.20%   4.25%   3.92%   3.86%      4.31%
Travelers U.S. Government
  Securities Portfolio.............  24-Jan-92   -0.94%  -0.80%  -4.87%  -4.87%   5.18%   7.69%   --         5.92%
Utilities Portfolio................   4-Feb-94   -0.06%   0.00%  -0.83%  -0.83%  13.12%  14.66%   --        12.47%
Van Kampen Enterprise Portfolio....  21-Jun-94   11.24%  23.64%  24.89%  24.89%  25.49%  25.95%   --        24.08%
Warburg Pincus Trust Emerging
  Markets Portfolio................  31-Dec-97   15.46%  37.96%  80.20%  80.20%   --      --      --        22.46%

                                   APPENDIX B

                                TARGET PREMIUMS
                            ALL UNDERWRITING CLASSES
                             STANDARD AND PREFERRED
                             SMOKER AND NON-SMOKER
--------------------------------------------------------------------------------

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
20...       25.49885   21.35312   24.67777
21...       26.25533   22.05852   25.42278
22...       27.04281   22.79038   26.19845
23...       27.86586   23.54970   27.00937
24...       28.72917   24.33773   27.85695
25...       29.63486   25.15422   28.74463
26...       30.58643   26.00205   29.67441
27...       31.58335   26.88113   30.64690
28...       32.62452   27.79141   31.66258
29...       33.71079   28.73438   32.72066
30...       34.84316   29.71150   33.82174
31...       36.02088   30.72326   34.96677
32...       37.24380   31.77143   36.15529
33...       38.51130   32.85823   37.38654
34...       39.82501   33.98300   38.66183
35...       41.18470   35.14808   39.98270
36...       42.59063   36.35310   41.34755
37...       44.04142   37.59596   42.75638
38...       45.53736   38.87592   44.20922
39...       47.07884   40.19069   45.70492
40...       48.66485   41.53957   47.24193
41...       50.29448   42.92135   48.82045
42...       51.96862   44.33684   50.44101
43...       53.68801   45.78699   52.10416
44...       55.45241   47.27608   53.81251
45...       57.26368   48.80417   55.56579
46...       59.12431   50.37449   57.36606
47...       61.03580   51.99103   59.21574
48...       63.00258   53.65371   61.11856
49...       65.02827   55.36365   63.07747
50...       67.11449   57.12257   65.09434

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
51...       69.26320   58.93024   67.16829
52...       71.47047   60.78640   69.29887
53...       73.73607   62.68726   71.48414
54...       76.05516   64.63067   73.71929
55...       78.42689   66.61974   76.00345
56...       80.85354   68.65902   78.34017
57...       83.34160   70.75893   80.73560
58...       85.90006   72.93427   83.20014
59...       88.53960   75.19989   85.74576
60...       91.26869   77.56483   88.37912
61...       94.09169   80.03119   91.10324
62...       97.00755   82.59477   93.91915
63...      100.01297   85.23864   96.81869
64...      103.10493   87.94870   99.79450
65...      106.28342   90.71791  102.84656
66...      109.56101   93.55528  105.98510
67...      112.96034   96.48236  109.23156
68...      116.51614   99.53950  112.62104
69...      120.26554  102.77254  116.19089
70...      124.23658  106.21512  119.96965
71...      128.44465  109.89099  123.97439
72...      132.88796  113.80393  128.20151
73...      137.54435  117.93734  132.63054
74...      142.38323  122.27404  137.23573
75...      147.39278  126.80803  142.00609
76...      152.58944  131.55967  146.95678
77...      158.02373  136.57999  152.13912
78...      163.78802  141.95257  157.64536
79...      169.99253  147.77602  163.58178
80...      176.72991  154.13846  170.04077

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C


                      CASH VALUE ACCUMULATION TEST FACTORS

--------------------------------------------------------------------------------

ATTAINED
  AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------
   20      633.148%  729.902%  634.212%
   21      614.665%  706.514%  615.406%
   22      596.465%  683.789%  596.908%
   23      578.611%  661.708%  578.729%
   24      560.815%  640.288%  560.856%
   25      543.379%  619.481%  543.379%
   26      526.258%  599.296%  526.258%
   27      509.509%  579.740%  509.509%
   28      493.139%  560.793%  493.139%
   29      477.198%  542.436%  477.198%
   30      461.701%  524.666%  461.701%
   31      446.663%  507.462%  446.663%
   32      432.102%  490.804%  432.102%
   33      418.008%  474.701%  418.008%
   34      404.389%  459.135%  404.389%
   35      391.242%  444.108%  391.242%
   36      378.572%  429.635%  378.572%
   37      366.371%  415.712%  366.371%
   38      354.629%  402.342%  354.629%
   39      343.340%  389.510%  343.340%
   40      332.495%  377.202%  332.495%
   41      322.076%  365.390%  322.076%
   42      312.066%  354.046%  312.066%
   43      302.451%  343.130%  302.451%
   44      293.213%  332.625%  293.213%
   45      284.333%  322.505%  284.333%
   46      275.796%  312.743%  275.796%
   47      267.583%  303.331%  267.583%
   48      259.681%  294.258%  259.681%
   49      252.082%  285.511%  252.082%
   50      244.777%  277.080%  244.777%
   51      237.768%  268.956%  237.768%
   52      231.048%  261.136%  231.048%
   53      224.616%  253.611%  224.616%
   54      218.462%  246.362%  218.462%
   55      212.574%  239.368%  212.574%
   56      206.935%  232.606%  206.935%
   57      201.529%  226.050%  201.529%
   58      196.343%  219.684%  196.343%
   59      191.366%  213.506%  191.366%

ATTAINED
  AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------
   60      186.595%  207.521%  186.595%
   61      182.029%  201.744%  182.029%
   62      177.668%  196.192%  177.668%
   63      173.510%  190.877%  173.510%
   64      169.549%  185.796%  169.549%
   65      165.775%  180.933%  165.775%
   66      162.175%  176.268%  162.175%
   67      158.734%  171.774%  158.734%
   68      155.443%  167.434%  155.443%
   69      152.298%  163.242%  152.296%
   70      149.296%  159.205%  149.296%
   71      146.446%  155.337%  146.446%
   72      143.754%  151.657%  143.754%
   73      141.225%  148.174%  141.225%
   74      138.855%  144.893%  138.855%
   75      142.252%  142.252%  142.252%
   76      140.077%  140.077%  140.077%
   77      138.021%  138.021%  138.021%
   78      136.067%  136.067%  136.067%
   79      134.206%  134.206%  134.206%
   80      132.698%  132.698%  132.698%
   81      131.020%  131.020%  131.020%
   82      129.445%  129.445%  129.445%
   83      127.981%  127.981%  127.981%
   84      126.623%  126.623%  126.623%
   85      120.411%  120.411%  120.411%
   86      119.280%  119.280%  119.280%
   87      118.211%  118.211%  118.211%
   88      117.185%  117.185%  117.185%
   89      116.182%  116.182%  116.182%
   90      115.177%  115.177%  115.177%
   91      114.146%  114.146%  114.146%
   92      113.058%  113.058%  113.058%
   93      111.887%  111.887%  111.887%
   94      110.625%  110.625%  110.625%
   95      109.295%  109.295%  109.295%
   96      107.982%  107.982%  107.982%
   97      106.958%  106.958%  106.958%
   98      106.034%  106.034%  106.034%
   99      103.603%  103.603%  103.603%

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                                   TRAVELERS
                            CORPORATE OWNED VARIABLE
                            LIFE INSURANCE POLICIES



L-20577                                                                 May 2000

ANNUAL REPORT
DECEMBER 31, 1999









                                    THE TRAVELERS FUND UL III
                                    FOR VARIABLE LIFE INSURANCE











    [TRAVELERSLIFE&ANNUITY LOGO]

    The Travelers Insurance Company
    The Travelers Life and Annuity Company
    One Tower Square
    Hartford, CT  06183

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999




ASSETS:
Investments in eligible funds at market value:
American Odyssey Funds, Inc., 215,350 shares (cost $2,224,193) ..............       $ 2,231,030
BT Insurance Funds Trust, 110,301 shares (cost $1,203,251) ..................         1,309,220
Capital Appreciation Fund, 87,496 shares (cost $7,867,569) ..................         9,519,600
Dreyfus Variable Investment Fund, 10,560 shares (cost $539,237) .............           578,674
Fidelity's Variable Insurance Products Fund II, 17,444 shares (cost $311,671)           325,686
Greenwich Street Series Fund, 79,889 shares (cost $2,647,546) ...............         2,864,818
High Yield Bond Trust, 137,101 shares (cost $1,285,198) .....................         1,298,343
Money Market Portfolio, 16,969,655 shares (cost $16,969,655) ................        16,969,655
Salomon Brothers Variable Series Funds Inc., 136,647 shares (cost $1,611,208)         1,674,630
The Travelers Series Trust, 658,391 shares (cost $11,591,160) ...............        13,605,335
Travelers Series Fund Inc., 324,715 shares (cost $7,083,724) ................         8,096,414
Warburg Pincus Trust, 18,753 shares (cost $231,326) .........................           265,911
                                                                                  --------------
Total Investments (cost $53,565,738) ........................................                          $    58,739,316

Receivables:

  Dividends .................................................................                                   37,827
  Premium payments and transfers from other Travelers accounts ..............                                2,789,999
                                                                                                        --------------
    Total Assets ............................................................                               61,567,142
                                                                                                        --------------
LIABILITIES:
Payables:

  Contract surrenders and transfers to other Travelers accounts .............                                   16,274

  Insurance charges .........................................................                                    6,483
                                                                                                        --------------
    Total Liabilities .......................................................                                   22,757

NET ASSETS: .................................................................                           $   61,544,385
                                                                                                        ==============



                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 8, 1999 (DATE OPERATIONS COMMENCED) TO DECEMBER 31,
1999




INVESTMENT INCOME:
  Dividends ...................................................                            $  421,230

EXPENSES:
  Insurance charges ...........................................                                37,853
                                                                                           ----------

      Net investment income ...................................                               383,377
                                                                                           ----------


REALIZED GAIN (LOSS) AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) from investment transactions:

    Proceeds from investments sold ............................       $1,063,861
    Cost of investments sold ..................................        1,055,635
                                                                      ----------

      Net realized gain (loss) ................................                                 8,226


  Unrealized gain (loss) on investments:
    Unrealized gain at December 31, 1999 ......................                             5,173,578
                                                                                           ----------

      Net realized gain (loss) and unrealized gain (loss) .....                             5,181,804
                                                                                           ----------

Net increase in net assets resulting from operations ..........                            $5,565,181
                                                                                           ==========






                        See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD SEPTEMBER 8, 1999 (DATE OPERATIONS COMMENCED) TO DECEMBER 31,
1999

OPERATIONS:

Net investment income. . . . . . . . . . . . . . . . . . . . . . .    $     383,377
Net realized gain (loss) from investment transactions. . . . . . .            8,226
Unrealized gain (loss) on investments. . . . . . . . . . . . . . .        5,173,578
                                                                       ------------
Net increase in net assets resulting from operations . . . . . . .        5,565,181
                                                                      ------------
UNIT TRANSACTIONS:

Participant premium payments
(applicable to 53,893,509 units) . . . . . . . . . . . . . . . . .       56,405,022
Participant transfers from other Travelers accounts
(applicable to 744,740 units). . . . . . . . . . . . . . . . . . .          839,753

Contract surrenders
(applicable to 409,730 units). . . . . . . . . . . . . . . . . . .       (425,818)
Participant transfers to other Travelers accounts
(applicable to 828,645 units). . . . . . . . . . . . . . . . . . .        (839,753)
                                                                       ------------

Net increase in net assets resulting from unit transactions. . . .       55,979,204
                                                                       ------------
Net increase in net assets . . . . . . . . . . . . . . . . . . . .       61,544,385

NET ASSETS:

Beginning of period. . . . . . . . . . . . . . . . . . . . . . . .                -
                                                                       ------------
End of period. . . . . . . . . . . . . . . . . . . . . . . . . . .    $  61,544,385
                                                                       ============





                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL III for Variable Life Insurance ("Fund UL III") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by The Travelers. Fund UL III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund UL III is comprised of Travelers Corporate Owned Variable Universal Life Insurance Policies.

Participant premium payments applied to Fund UL III are invested in one or more eligible funds in accordance with the selection made by the owner. As of December 31, 1999, the eligible funds available under Fund UL III were: High Yield Bond Trust; Capital Appreciation Fund; Money Market Portfolio; American Odyssey Intermediate-Term Bond Fund of American Odyssey Funds, Inc; U.S. Government Securities Portfolio, Utilities Portfolio, Equity Income Portfolio, Large Cap Portfolio, MFS Emerging Growth Portfolio, Lazard International Stock Portfolio, Disciplined Mid Cap Stock Portfolio, MFS Research Portfolio, MFS Mid Cap Growth Portfolio, Strategic Stock Portfolio, Convertible Bond Portfolio, Disciplined Small Cap Stock Portfolio, Jurika & Voyles Core Equity Portfolio, NWQ Large Cap Portfolio and Social Awareness Stock Portfolio of The Travelers Series Trust; AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Capitalization Growth Portfolio, and Van Kampen Enterprise Portfolio of Travelers Series Fund Inc.; Equity Index Portfolio and Diversified Strategic Income Portfolio of Greenwich Street Series Fund (all of which are managed by affiliates of The Travelers); EAFE Equity Index Fund and Small Cap Index Fund of BT Insurance Funds Trust; Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund and Salomon Brothers Variable Total Return Fund of Salomon Brothers Variable Series Funds Inc.; REIT Series and Small Cap Value Series of Delaware Group Premium Fund, Inc.; Capital Appreciation Portfolio and Small Cap Portfolio of Dreyfus Variable Investment Fund; Montgomery Variable Series: Growth Fund of Montgomery Funds III; Equity Portfolio of OCC Accumulation Trust; Strong Schafer Value Fund II of Strong Variable Insurance Funds, Inc.; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Emerging Markets Portfolio of the Warburg Pincus Trust. All of the funds are Massachusetts business trusts, except for Travelers Series Fund Inc., American Odyssey Funds, Inc., and Salomon Brothers Variable Series Funds Inc., which are incorporated under Maryland law; Strong Variable Insurance Funds, Inc., which is a Wisconsin corporation; and Montgomery Funds III which is a Delaware business trust. Not all funds may be available in all states or to all contract owners.

The following is a summary of significant accounting policies consistently followed by Fund UL III in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The operations of Fund UL III form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL III. Fund UL III is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $54,621,373 and $1,063,861, respectively, for the period ended December 31, 1999. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $53,565,738 at December 31, 1999. Gross unrealized appreciation for all investments at December 31, 1999 was $5,200,808. Gross unrealized depreciation for all investments at December 31, 1999 was $27,230.

3.CONTRACT CHARGES

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge, which is reflected in the calculation of unit values. This charge equals, on an annual basis, 0.45% for Policy Years 1-4 (contracts in this category are identified as Price 1 in Note 4); 0.25% for Policy Years 5-20 (contracts in this category are identified as Price 2 in Note 4); and 0.05% thereafter (contracts in this category are identified as Price 3 in Note 4), of the amounts held in each variable funding option.

4.NET CONTRACT OWNERS' EQUITY

                                                                  DECEMBER 31, 1999
                                                       ----------------------------------------
                                                                       UNIT         NET
                                                       UNITS           VALUE        ASSETS
                                                       -----           -----        ------
American Odyssey Funds, Inc. .................
  American Odyssey Intermediate-Term Bond Fund
   Price 1 ...................................         2,298,702       $    1.007   $ 2,313,999
   Price 2 ...................................                 -            1.007             -
   Price 3 ...................................                 -            1.008             -

BT Insurance Funds Trust
  EAFE Equity Index Fund

    Price 1 ..................................           172,586            1.133       195,573
    Price 2 ..................................                 -            1.134             -
    Price 3 ..................................                 -            1.134             -
    Small Cap Index Fund
    Price 1 ..................................         1,003,936            1.192     1,196,711
    Price 2 ..................................                 -            1.193             -
    Price 3 ..................................                 -            1.193             -

  Capital Appreciation Fund

    Price 1 ..................................         7,652,695            1.334    10,211,999
    Price 2 ..................................                 -            1.335             -
    Price 3 ..................................                 -            1.334             -

Dreyfus Variable Investment Fund
  Capital Appreciation Portfolio

    Price 1 ..................................           176,578            1.040       183,559
    Price 2 ..................................                 -            1.040             -
    Price 3 ..................................                 -            1.041             -
    Small Cap Portfolio
    Price 1 ..................................           348,184            1.135       395,043
    Price 2 ..................................                 -            1.135             -
    Price 3 ..................................                 -            1.136             -



                                                                  DECEMBER 31, 1999
                                                       ----------------------------------------
                                                                       UNIT         NET
                                                       UNITS           VALUE        ASSETS
                                                       -----           -----        ------
Fidelity's Variable Insurance Products Fund II
    Asset Manager Portfolio
    Price 1 ...................................             306,860    $    1.061   $   325,651
    Price 2 ...................................                   -         1.062             -
    Price 3 ...................................                   -         1.062             -

Greenwich Street Series Fund
    Equity Index Portfolio
    Price 1 ...................................           2,769,408         1.094     3,030,931
    Price 2 ...................................                   -         1.095             -
    Price 3 ...................................                   -         1.096             -

High Yield Bond Trust
    Price 1 ...................................           1,362,519         1.014     1,381,414
    Price 2 ...................................                   -         1.014             -
    Price 3 ...................................                   -         1.015             -

Money Market Portfolio
    Price 1 ...................................          16,799,562         1.016    17,061,075
    Price 2 ...................................                   -         1.016             -
    Price 3 ...................................                   -         1.017             -

Salomon Brothers Variable Series Funds Inc. ...
  Salomon Brothers Variable Capital Fund
    Price 1 ...................................              43,155         1.106        47,738
    Price 2 ...................................                   -         1.107             -
    Price 3 ...................................                   -         1.107             -
  Salomon Brothers Variable Investors Fund
    Price 1 ...................................           1,560,318         1.074     1,676,205
    Price 2 ...................................                   -         1.075             -
    Price 3 ...................................                   -         1.074             -
  Salomon Brothers Variable Strategic Bond Fund
    Price 1 ...................................               5,843         1.020         5,962
    Price 2 ...................................                   -         1.021             -
    Price 3 ...................................                   -         1.022             -


4.  NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                  DECEMBER 31, 1999
                                                       ----------------------------------------
                                                                       UNIT         NET
                                                       UNITS           VALUE        ASSETS
                                                       -----           -----        ------
The Travelers Series Trust
  Equity Income Portfolio
    Price 1 ...................................         1,441,520     $    1.060   $ 1,527,512
    Price 2 ...................................                 -          1.060             -
    Price 3 ...................................                 -          1.061             -
  Large Cap Portfolio
    Price 1 ...................................         2,618,902          1.199     3,140,871
    Price 2 ...................................                 -          1.200             -
    Price 3 ...................................                 -          1.201             -
  Lazard International Stock Portfolio
    Price 1 ...................................         3,303,214          1.082     3,575,206
    Price 2 ...................................                 -          1.083             -
    Price 3 ...................................                 -          1.084             -
  MFS Emerging Growth Portfolio
    Price 1 ...................................         3,916,098          1.526     5,974,249
    Price 2 ...................................                 -          1.527             -
    Price 3 ...................................                 -          1.527             -
  MFS Mid Cap Growth Portfolio
    Price 1 ...................................            82,194          1.310       107,702
    Price 2 ...................................                 -          1.311             -
    Price 3 ...................................                 -          1.311             -
  MFS Research Portfolio
    Price 1 ...................................            42,994          1.142        49,092
    Price 2 ...................................                 -          1.142             -
    Price 3 ...................................                 -          1.143             -
  Convertible Bond Portfolio
    Price 1 ...................................            43,662          1.078        47,053
    Price 2 ...................................                 -          1.078             -
    Price 3 ...................................                 -          1.078             -
  Disciplined Mid Cap Stock Portfolio
    Price 1 ...................................            43,107          1.117        48,134
    Price 2 ...................................                 -          1.117             -
    Price 3 ...................................                 -          1.117             -
  U.S. Government Securities Portfolio
    Price 1 ...................................            62,467          0.982        61,342
    Price 2 ...................................                 -          0.982             -
    Price 3 ...................................                 -          0.983             -
  Utilities Portfolio
    Price 1 ...................................            45,475          0.956        43,474
    Price 2 ...................................                 -          0.956             -
    Price 3 ...................................                 -          0.957             -



                                                                  DECEMBER 31, 1999
                                                       ----------------------------------------
                                                                       UNIT         NET
                                                       UNITS           VALUE        ASSETS
                                                       -----           -----        ------
Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio

    Price 1 ........................................       949,091     $    1.358   $ 1,288,552
    Price 2 ........................................             -          1.358             -
    Price 3 ........................................             -          1.359             -
  Alliance Growth Portfolio
    Price 1 ........................................     4,193,981          1.265     5,304,043
    Price 2 ........................................             -          1.265             -
    Price 3 ........................................             -          1.266             -
  MFS Total Return Portfolio
    Price 1 ........................................     1,345,156          1.029     1,383,721
    Price 2 ........................................             -          1.029             -
    Price 3 ........................................             -          1.030             -
  Putnam Diversified Income Portfolio
    Price 1 ........................................        62,467          1.009        63,032
    Price 2 ........................................             -          1.009             -
    Price 3 ........................................             -          1.010             -
  Smith Barney International Equity Portfolio
    Price 1 ........................................       156,528          1.310       204,977
    Price 2 ........................................             -          1.310             -
    Price 3 ........................................             -          1.310             -
  Smith Barney Large Capitalization Growth Portfolio
    Price 1 ........................................       301,335          1.107       333,695
    Price 2 ........................................             -          1.108             -
    Price 3 ........................................             -          1.108             -
  Van Kampen Enterprise Portfolio
    Price 1 ........................................        85,037          1.176       100,001
    Price 2 ........................................             -          1.176             -
    Price 3 ........................................             -          1.177             -

Warburg Pincus Trust
  Emerging Markets Portfolio
    Price 1 ........................................       206,300          1.289       265,869
    Price 2 ........................................             -          1.289             -
    Price 3 ........................................             -          1.290             -
                                                                                    -----------
Net Contract Owners' Equity ...................................................     $61,544,385
                                                                                    ===========

5.  STATEMENT OF INVESTMENTS

INVESTMENT OPTIONS                                                                  NO. OF                        MARKET
                                                                                    SHARES                        VALUE
                                                                          ---------------------------   ---------------------------

  AMERICAN ODYSSEY FUNDS, INC. (3.8%)
    American Odyssey Intermediate-Term Bond Fund
      Total (Cost $2,224,193)                                                                215,350                    $2,231,030
                                                                          ---------------------------   ---------------------------

  BT INSURANCE FUNDS TRUST (2.2%)
    EAFE Equity Index Fund (Cost $186,595)                                                    14,383                       195,603
    Small Cap Index Fund (Cost $1,016,656)                                                    95,918                     1,113,617
                                                                          ---------------------------   ---------------------------
      Total (Cost $1,203,251)                                                                110,301                     1,309,220
                                                                          ---------------------------   ---------------------------

  CAPITAL APPRECIATION FUND (16.2%)
      Total (Cost $7,867,569)                                                                 87,496                     9,519,600
                                                                          ---------------------------   ---------------------------
  DREYFUS VARIABLE INVESTMENT FUND (1.0%)

    Capital Appreciation Portfolio (Cost $178,992)                                             4,605                       183,589
    Small Cap Portfolio (Cost $360,245)                                                        5,955                       395,085
                                                                          ---------------------------   ---------------------------
      Total (Cost $539,237)                                                                   10,560                       578,674
                                                                          ---------------------------   ---------------------------

  FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (0.6%)
    Asset Manager Portfolio
      Total (Cost $311,671)                                                                   17,444                       325,686
                                                                          ---------------------------   ---------------------------

  GREENWICH STREET SERIES FUND (4.9%)
    Equity Index Portfolio
      Total (Cost $2,647,546)                                                                 79,889                     2,864,818
                                                                          ---------------------------   ---------------------------

  HIGH YIELD BOND TRUST (2.2%)
      Total (Cost $1,285,198)                                                                137,101                     1,298,343
                                                                          ---------------------------   ---------------------------

  MONEY MARKET PORTFOLIO (28.9%)
      Total (Cost $16,969,655)                                                            16,969,655                    16,969,655
                                                                          ---------------------------   ---------------------------

  SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (2.8%)
    Salomon Brothers Variable Capital Fund (Cost $46,009)                                      3,494                        47,757
    Salomon Brothers Variable Investors Fund (Cost $1,559,015)                               132,535                     1,620,906
    Salomon Brothers Variable Strategic Bond Fund (Cost $6,184)                                  618                         5,967
                                                                          ---------------------------   ---------------------------
        Total (Cost $1,611,208)                                                              136,647                     1,674,630
                                                                          ---------------------------   ---------------------------

5.  STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                    NO.OF                         MARKET
                                                                                    SHARES                        VALUE
                                                                          ---------------------------   ---------------------------
  THE TRAVELERS SERIES TRUST (23.2%)
    Equity Income Portfolio (Cost $1,441,625)                                                 94,134                    $1,416,715
    Large Cap Portfolio (Cost $2,747,629)                                                    139,604                     2,947,030
    Lazard International Stock Portfolio (Cost $3,072,045)                                   212,655                     3,325,927
    MFS Emerging Growth Portfolio (Cost $4,000,167)                                          186,411                     5,558,764
    MFS Mid Cap Growth Portfolio (Cost $89,107)                                                6,557                       107,725
    MFS Research Portfolio (Cost $44,558)                                                      3,760                        49,111
    Convertible Bond Portfolio (Cost $44,539)                                                  4,027                        47,071
    Disciplined Mid Cap Stock Portfolio (Cost $44,546)                                         3,085                        48,152
    U.S. Government Securities Portfolio (Cost $62,434)                                        5,424                        61,349
    Utilities Portfolio (Cost $44,510)                                                         2,734                        43,491
                                                                          ---------------------------   ---------------------------
      Total (Cost $11,591,160)                                                               658,391                    13,605,335
                                                                          ---------------------------   ---------------------------

  TRAVELERS SERIES FUND INC. (13.8%)
    AIM Capital Appreciation Portfolio (Cost $930,324)                                        55,555                     1,149,988
    Alliance Growth Portfolio (Cost $4,233,573)                                              150,365                     4,943,988
    MFS Total Return Portfolio (Cost $1,283,027)                                              80,139                     1,300,649

    Putnam Diversified Income Portfolio (Cost $62,433)                                         5,506                        63,039
    Smith Barney International Equity Portfolio (Cost $172,697)                                8,925                       204,998
    Smith Barney Large Capitalization Growth Portfolio (Cost $312,536)                        20,871                       333,730
    Van Kampen Enterprise Portfolio (Cost $89,134)                                             3,354                       100,022
                                                                          ---------------------------   ---------------------------
      Total (Cost $7,083,724)                                                                324,715                     8,096,414
                                                                          ---------------------------   ---------------------------

  WARBURG PINCUS TRUST (0.4%)
    Emerging Markets Portfolio
      Total (Cost $231,326)                                                                   18,753                       265,911
                                                                          ---------------------------   ---------------------------

  TOTAL INVESTMENT OPTIONS (100%)
   (COST $53,565,738)                                                                                                  $58,739,316
                                                                                                        ===========================

                       This page intentionally left blank

6. SCHEDULE OF FUND UL III OPERATIONS AND CHANGES IN NET ASSETS FOR THE PERIOD SEPTEMBER 8,1999 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1999

                                                                                                                          DREYFUS
                                                   AMERICAN ODYSSEY                                    CAPITAL           CAPITAL
                                                  INTERMEDIATE-TERM     EAFE EQUITY    SMALL CAP      APPRECIATION      APPRECIATION
                                                       BOND FUND        INDEX FUND     INDEX FUND        FUND            PORTFOLIO
                                                    -----------------  -----------   -------------  ---------------   -------------
INVESTMENT INCOME:
Dividends ..........................................   $          -    $    8,490    $     41,366     $          -    $      1,347
                                                       ------------    ----------    ------------     ------------    ------------

EXPENSES:

Insurance charges ..................................          1,589            93             727            6,182             111
                                                       ------------    ----------    ------------     ------------    ------------
     Net investment income (loss) ..................         (1,589)        8,397          40,639           (6,182)          1,236
                                                       ------------    ----------    ------------     ------------    ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Realized gain (loss) from investment transactions:

  Proceeds from investments sold ...................          5,564           743           2,601           24,089           1,137
  Cost of investments sold .........................          5,545           719           2,469           21,019           1,133
                                                       ------------    ----------    ------------     ------------    ------------

     Net realized gain (loss) ......................             19            24             132            3,070               4
                                                       ------------    ----------    ------------     ------------    ------------

Unrealized gain (loss) on investments:
  End of period .....................................         6,837         9,008          96,961        1,652,031           4,597
                                                       ------------    ----------    ------------     ------------    ------------

Net increase (decrease) in net assets
     resulting from operations .....................          5,267        17,429         137,732        1,648,919           5,837
                                                       ------------    ----------    ------------     ------------    ------------




UNIT TRANSACTIONS:

Participant premium payments .......................      2,316,200       179,571       1,066,449        8,458,556         180,492
Participant transfers from other Travelers accounts           8,482             -               -          169,647               -
Contract surrenders ................................        (15,950)       (1,427)         (7,470)         (65,123)         (2,770)
Participant transfers to other Travelers accounts ..              -             -               -                -               -
                                                       ------------    ----------    ------------     ------------    ------------

     Net increase in net assets
       resulting from unit transactions ............      2,308,732       178,144       1,058,979        8,563,080         177,722
                                                       ------------    ----------    ------------     ------------    ------------

       Net increase in net assets ..................      2,313,999       195,573       1,196,711       10,211,999         183,559




NET ASSETS:

     Beginning of period ...........................              -             -               -                -               -
                                                       ------------    ----------    ------------     ------------    ------------

     End of period .................................   $  2,313,999    $  195,573    $  1,196,711     $ 10,211,999    $    183,559
                                                       ============    ==========    ============     ============    ============

                                                                                                                 SALOMON
                                                                                SALOMON          SALOMON         BROTHERS
                                                                                BROTHERS         BROTHERS        VARIABLE
DREYFUS SMALL  ASSET MANAGER   EQUITY INDEX      HIGH YIELD     MONEY MARKET    VARIABLE         VARIABLE      STRATEGIC BOND
CAP PORTFOLIO    PORTFOLIO       PORTFOLIO       BOND TRUST       PORTFOLIO    CAPITAL FUND   INVESTORS FUND        FUND
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$         -     $         -     $         -     $        -      $   131,476     $     1,455     $     8,228     $       298
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


        152             159           1,832             919          10,821              23           1,147               6
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
       (152)           (159)         (1,832)           (919)        120,655           1,432           7,081             292
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------




      1,171           1,315           7,469           3,259         958,747             177           3,975              75
      1,143           1,292           7,090           3,236         958,747             170           3,832              75
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

         28              23             379              23               -               7             143               -
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     34,840          14,015         217,271          13,145               -           1,748          61,891            (217)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     34,716          13,879         215,818          12,249         120,655           3,187          69,115              75
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------





    210,214         314,252       2,675,972       1,378,638      17,920,543          44,911       1,618,377           6,116
    152,682               -         161,165               -               -               -               -               -
     (2,569)         (2,480)        (22,024)         (9,473)       (140,370)           (360)        (11,287)           (229)
          -               -               -               -        (839,753)              -               -               -
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


    360,327         311,772       2,815,113       1,369,165      16,940,420          44,551       1,607,090           5,887
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    395,043         325,651       3,030,931       1,381,414      17,061,075          47,738       1,676,205           5,962



          -               -               -               -               -               -               -               -
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$   395,043     $   325,651     $ 3,030,931     $ 1,381,414     $17,061,075     $    47,738     $ 1,676,205     $     5,962
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========


6.  SCHEDULE OF FUND UL III OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE PERIOD SEPTEMBER 8,1999 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1999 (CONTINUED)

                                                                                                            MFS           MFS
                                                                                            LAZARD        EMERGING      MID CAP
                                                         EQUITY INCOME    LARGE CAP      INTERNATIONAL     GROWTH       GROWTH
                                                          PORTFOLIO       PORTFOLIO     STOCK PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                         -------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ..........................................     $    86,489     $   132,932    $         -     $         -    $         -
                                                         -----------     -----------    -----------     -----------    -----------

EXPENSES:
Insurance charges ..................................             954           1,987          2,310           3,268             50
                                                         -----------     -----------    -----------     -----------    -----------
    Net investment income (loss)  ..................          85,535         130,945         (2,310)         (3,268)           (50)
                                                         -----------     -----------    -----------     -----------    -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold .................             3,455           7,174          8,137          12,877            387
  Cost of investments sold .......................             3,425           6,667          7,898          11,032            354
                                                         -----------     -----------    -----------     -----------    -----------

      Net realized gain (loss)  ....................              30             507            239           1,845             33
                                                         -----------     -----------    -----------     -----------    -----------

Unrealized gain (loss) on investments:
  End of period ....................................         (24,910)        199,401        253,882       1,558,597         18,618
                                                         -----------     -----------    -----------     -----------    -----------

Net increase (decrease) in net assets
      resulting from operations ....................          60,655         330,853        251,811       1,557,174         18,601
                                                         -----------     -----------    -----------     -----------    -----------




UNIT TRANSACTIONS:
Participant premium payments .......................       1,451,441       2,830,134      3,346,754       4,450,651         89,835
Participant transfers from other Travelers accounts           25,448               -              -               -              -
Contract surrenders ................................         (10,032)        (20,116)       (23,359)        (33,576)          (734)
Participant transfers to other Travelers accounts ..               -               -              -               -              -
                                                         -----------     -----------    -----------     -----------    -----------

  Net increase in net assets
    resulting from unit transactions ...............       1,466,857       2,810,018      3,323,395       4,417,075         89,101
                                                         -----------     -----------    -----------     -----------    -----------

    Net increase in net assets .....................       1,527,512       3,140,871      3,575,206       5,974,249        107,702




  NET ASSETS:
    Beginning of period .............................             -               -              -               -              -
                                                         -----------     -----------    -----------     -----------    -----------

    End of period ...................................    $ 1,527,512     $ 3,140,871    $ 3,575,206     $ 5,974,249    $   107,702
                                                         ===========     ===========    ===========     ===========    ===========


                             DISCIPLINED     U.S.
   MFS          CONVERTIBLE    MID CAP    GOVERNMENT                  AIM CAPITAL     ALLIANCE        MFS TOTAL
 RESEARCH          BOND         STOCK     SECURITIES    UTILITIES    APPRECIATION      GROWTH          RETURN
 PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO        PORTFOLIO
--------------  ----------    ---------   ----------   -----------   -----------    -------------   --------------

$         -     $       -     $      -    $       -    $        -    $         -    $          -    $           -
------------    ----------    ---------   ----------   -----------   ------------   -------------   --------------

         23            23           23           40            22            751           3,288              909
------------    ----------    ---------   ----------   -----------   ------------   -------------   --------------
        (23)          (23)         (23)         (40)          (22)          (751)         (3,288)            (909)
------------    ----------    ---------   ----------   -----------   ------------   -------------   --------------




        175           172          177          176           164          2,593          11,858            3,100
        169           169          170          178           170          2,288          10,675            3,060
------------    ----------    ---------   ----------   -----------   ------------   -------------   --------------

          6             3            7           (2)           (6)           305           1,183               40
------------    ----------    ---------   ----------   -----------   ------------   -------------   --------------


      4,553         2,532        3,607       (1,085)       (1,019)       219,664         710,415           17,622
------------    ----------    ---------   ----------   -----------   ------------   -------------   --------------


      4,536         2,512        3,591       (1,127)       (1,047)       219,218         708,310           16,753
------------    ----------    ---------   ----------   -----------   ------------   -------------   --------------





     44,914        44,895       44,902       62,773        44,866      1,077,003       4,458,264        1,333,763
          -             -            -            -             -              -         169,647           42,412
       (358)         (354)        (359)        (304)         (345)        (7,669)        (32,178)          (9,207)
          -             -            -            -             -              -               -                -
------------    ----------    ---------   ----------   -----------   ------------   -------------   --------------


     44,556        44,541       44,543       62,469        44,521      1,069,334       4,595,733        1,366,968
------------    ----------    ---------   ----------   -----------   ------------   -------------   --------------

     49,092        47,053       48,134       61,342        43,474      1,288,552       5,304,043        1,383,721





          -             -            -            -             -              -               -                -
------------    ----------    ---------   ----------   -----------   ------------   -------------   --------------

   $ 49,092      $ 47,053     $ 48,134     $ 61,342      $ 43,474    $ 1,288,552     $ 5,304,043      $ 1,383,721
============    ==========    =========   ==========   ===========   ============   =============   ==============

6.  SCHEDULE OF FUND UL III OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE PERIOD SEPTEMBER 8,1999 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1999 (CONTINUED)


                                                                                          SMITH BARNEY
                                                            PUTNAM       SMITH BARNEY         LARGE
                                                         DIVERSIFIED     INTERNATIONAL   CAPITALIZATION    VAN KAMPEN
                                                           INCOME           EQUITY           GROWTH        ENTERPRISE
                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                        -------------  ----------------  --------------  -------------
INVESTMENT INCOME:
Dividends .........................................       $       -        $       -        $     681        $       -
                                                          ---------        ---------        ---------        ---------

EXPENSES:
Insurance charges .................................              40               67              164               48
                                                          ---------        ---------        ---------        ---------
    Net investment income (loss) ..................             (40)             (67)             517              (48)
                                                          ---------        ---------        ---------        ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ..................             178              204            1,359              372
  Cost of investments sold ........................             178              185            1,293              354
                                                          ---------        ---------        ---------        ---------

     Net realized gain (loss) .....................               -               19               66               18
                                                          ---------        ---------        ---------        ---------

Unrealized gain (loss) on investments:
  End of period ...................................             606           32,301           21,194           10,888
                                                          ---------        ---------        ---------        ---------

Net increase (decrease) in net assets
  resulting from operations .......................             566           32,253           21,777           10,858
                                                          ---------        ---------        ---------        ---------




UNIT TRANSACTIONS:
Participant premuim payments ......................          62,772           62,772          314,438           89,862
Participant transfers from other Travelers accounts               -          110,270                -                -
Contract surrenders ...............................            (306)            (318)          (2,520)            (719)
Participant transfers to other Travelers accounts .               -                -                -                -
                                                          ---------        ---------        ---------        ---------

 Net increase in net assets
    resulting from unit transactions ..............          62,466          172,724          311,918           89,143
                                                          ---------        ---------        ---------        ---------

    Net increase in net assets ....................          63,032          204,977          333,695          100,001




NET ASSETS:
  Beginning of period .............................               -                -                -                -
                                                          ---------        ---------        ---------        ---------

  End of period ...................................       $  63,032        $ 204,977        $ 333,695        $ 100,001
                                                          =========        =========        =========        =========

   EMERGING
   MARKETS
  PORTFOLIO           COMBINED
-------------    ----------------

$      8,468        $    421,230
------------        ------------


         125              37,853
------------        ------------
       8,343             383,377
------------        ------------




         981           1,063,861
         900           1,055,635
------------        ------------

          81               8,226
------------        ------------


      34,585           5,173,578
------------        ------------


      43,009           5,565,181
------------        ------------





     224,692          56,405,022
           -             839,753
      (1,832)           (425,818)
           -            (839,753)
------------        ------------


     222,860          55,979,204
------------        ------------

     265,869          61,544,385




           -                   -
------------        ------------

$    265,869        $ 61,544,385
============        ============


7.  SCHEDULE OF UNITS FOR FUND UL III
    FOR THE PERIOD SEPTEMBER 8,1999 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1999



                                           AMERICAN
                                            ODYSSEY
                                         INTERMEDIATE-                                            CAPITAL         DREYFUS CAPITAL
                                             TERM            EAFE EQUITY    SMALL CAP INDEX    APPRECIATION        APPRECIATION
                                          BOND FUND          INDEX FUND           FUND             FUND             PORTFOLIO
                                       ---------------    ---------------   ----------------   --------------    ----------------
Units beginning of period ..........                -                 -                 -                 -                 -
Units purchased and transferred from
  other Travelers accounts .........        2,314,606           173,986         1,011,120         7,711,777           179,350
Units redeemed and transferred to
  other Travelers accounts .........          (15,904)           (1,400)           (7,184)          (59,082)           (2,772)
                                           ----------        ----------        ----------        ----------        ----------
Units end of period ................        2,298,702           172,586         1,003,936         7,652,695           176,578
                                           ==========        ==========        ==========        ==========        ==========



                                     DREYFUS SMALL CAP      ASSET MANAGER     EQUITY INDEX       HIGH YIELD        MONEY MARKET
                                             PORTFOLIO          PORTFOLIO        PORTFOLIO         BOND TRUST         PORTFOLIO
                                       ---------------    ---------------   ----------------   --------------    ----------------
Units beginning of period ..........                 -                  -                  -                  -                  -
Units purchased and transferred from
  other Travelers accounts .........           350,747            309,313          2,791,294          1,371,980         17,767,544
Units redeemed and transferred to
  other Travelers accounts .........            (2,563)            (2,453)           (21,886)            (9,461)          (967,982)
                                           -----------        -----------        -----------        -----------        -----------
Units end of period ................           348,184            306,860          2,769,408          1,362,519         16,799,562
                                           ===========        ===========        ===========        ===========        ===========



                                      SALOMON BROTHERS    SALOMON BROTHERS    SALOMON BROTHERS
                                      VARIABLE CAPITAL   VARIABLE INVESTORS  VARIABLE STRATEGIC    EQUITY INCOME    LARGE CAP
                                             FUND               FUND            BOND FUND            PORTFOLIO      PORTFOLIO
                                       ---------------    ---------------   ----------------   --------------    ----------------
Units beginning of period ..........                -                 -                 -                 -                 -
Units purchased and transferred from
  other Travelers accounts .........           43,504         1,571,346             6,071         1,451,445         2,637,905
Units redeemed and transferred to
  other Travelers accounts .........             (349)          (11,028)             (228)           (9,925)          (19,003)
                                           ----------        ----------        ----------        ----------        ----------
Units end of period ................           43,155         1,560,318             5,843         1,441,520         2,618,902
                                           ==========        ==========        ==========        ==========        ==========


                                          LAZARD
                                        INTERNATIONAL
                                           STOCK           MFS EMERGING       MFS MID CAP        MFS RESEARCH    CONVERTIBLE BOND
                                         PORTFOLIO       GROWTH PORTFOLIO    GROWTH PORTFOLIO     PORTFOLIO          PORTFOLIO
                                       ---------------    ---------------   ----------------   --------------    ----------------
Units beginning of period ..........                -                 -                 -                 -                 -
Units purchased and transferred from
  other Travelers accounts .........        3,326,495         3,946,576            82,887            43,344            44,013
Units redeemed and transferred to
  other Travelers accounts .........          (23,281)          (30,478)             (693)             (350)             (351)
                                           ----------        ----------        ----------        ----------        ----------
Units end of period ................        3,303,214         3,916,098            82,194            42,994            43,662
                                           ==========        ==========        ==========        ==========        ==========

7.  SCHEDULE OF UNITS FOR FUND UL III
    FOR THE PERIOD SEPTEMBER 8,1999 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1999 (CONTINUED)

                                           DISCIPLINED MID   U.S. GOVERNMENT                   AIM CAPITAL          ALLIANCE
                                             CAP STOCK         SECURITIES      UTILITIES       APPRECIATION          GROWTH
                                             PORTFOLIO          PORTFOLIO      PORTFOLIO        PORTFOLIO           PORTFOLIO
                                         ------------------  ---------------  -------------   ----------------   -------------
Units beginning of period ..........                -                 -                 -                 -                 -
Units purchased and transferred from
  other Travelers accounts .........           43,456            62,772            45,828           956,055         4,223,472
Units redeemed and transferred to
  other Travelers accounts .........             (349)             (305)             (353)           (6,964)          (29,491)
                                           ----------        ----------        ----------        ----------        ----------
Units end of period ................           43,107            62,467            45,475           949,091         4,193,981
                                           ==========        ==========        ==========        ==========        ==========


                                                                PUTNAM         SMITH BARNEY    SMITH BARNEY
                                             MFS TOTAL       DIVERSIFIED      INTERNATIONAL         LARGE           VAN KAMPEN
                                              RETURN           INCOME            EQUITY       CAPITALIZATION       ENTERPRISE
                                             PORTFOLIO        PORTFOLIO        PORTFOLIO      GROWTH PORTFOLIO      PORTFOLIO
                                         ------------------  ---------------  -------------   ----------------   -------------
Units beginning of period ..........                -                 -                 -                 -                 -
Units purchased and transferred from
  other Travelers accounts .........        1,354,209            62,772           156,833           303,778            85,735
Units redeemed and transferred to
  other Travelers accounts .........           (9,053)             (305)             (305)           (2,443)             (698)
                                           ----------        ----------        ----------        ----------        ----------
Units end of period ................        1,345,156            62,467           156,528           301,335            85,037
                                           ==========        ==========        ==========        ==========        ==========


                                            EMERGING
                                            MARKETS
                                            PORTFOLIO          COMBINED
                                        ------------------  ---------------
Units beginning of period ..........                 -                  -
Units purchased and transferred from
  other Travelers accounts .........           208,036         54,638,249
Units redeemed and transferred to
  other Travelers accounts .........            (1,736)        (1,238,375)
                                           ===========        ===========
Units end of period ................           206,300         53,399,874
                                           ===========        ===========

                          INDEPENDENT AUDITORS' REPORT

To the Owners of Variable Life Insurance of The Travelers Fund UL III for Variable Life Insurance:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL III for Variable Life Insurance as of December 31, 1999, and the related statements of operations and changes in net assets for the period September 8, 1999 (date operations commenced) to December 31, 1999. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1999, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL III for Variable Life Insurance as of December 31, 1999, the results of its operations and the changes in its net assets for the period September 8, 1999 (date operations commenced) to December 31, 1999, in conformity with generally accepted accounting principles.


                                             /s/KPMG LLP


Hartford, Connecticut
February 18, 2000

                              Independent Auditors
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Fund UL III for Variable Life Insurance or Fund UL III's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund UL III product(s) for Variable Life Insurance offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Fund UL III (Annual) (12-99) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
Hartford, Connecticut
January 18, 2000

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ in millions)



FOR THE YEAR ENDED DECEMBER 31,                                                          1999          1998          1997
                                                                                         ----          ----          ----

REVENUES
Premiums                                                                                 $1,738        $1,740        $1,583
Net investment income                                                                     2,506         2,185         2,037
Realized investment gains                                                                   113           149           199
Other revenues                                                                              521           440           354
-------------------------------------------------------------------------------------------------- ------------- -------------
     Total Revenues                                                                       4,878         4,514         4,173
-------------------------------------------------------------------------------------------------- ------------- -------------

BENEFITS AND EXPENSES
Current and future insurance benefits                                                     1,515         1,475         1,341
Interest credited to contractholders                                                        937           876           829
Amortization of deferred acquisition costs                                                  315           275           252
General and administrative expenses                                                         519           505           468
-------------------------------------------------------------------------------------------------- ------------- -------------
     Total Benefits and Expenses                                                          3,286         3,131         2,890
-------------------------------------------------------------------------------------------------- ------------- -------------

Income from continuing operations before federal income taxes                             1,592         1,383         1,283
-------------------------------------------------------------------------------------------------- ------------- -------------

Federal income tax expense
     Current                                                                                409           442           434
     Deferred                                                                               136            39            10
-------------------------------------------------------------------------------------------------- ------------- -------------
     Total Federal Income Taxes                                                             545           481           444
-------------------------------------------------------------------------------------------------- ------------- -------------
Net income                                                                               $1,047          $902          $839
================================================================================================== ============= =============






                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ in millions)


DECEMBER 31,                                                                                         1999          1998
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost, $24,500,  $22,973)                         $23,866       $23,893
Equity securities, at fair value (cost, $691,  $474)                                                     784           518
Mortgage loans                                                                                         2,285         2,606
Real estate held for sale                                                                                236           143
Policy loans                                                                                           1,258         1,857
Short-term securities                                                                                  1,283         1,098
Trading securities, at market value                                                                    1,678         1,186
Other invested assets                                                                                  2,098         2,251
----------------------------------------------------------------------------------------------------------------------------
     Total Investments                                                                                33,488        33,552
----------------------------------------------------------------------------------------------------------------------------

Cash                                                                                                      85            65
Investment income accrued                                                                                395           393
Premium balances receivable                                                                              178            99
Reinsurance recoverables                                                                               3,234         3,387
Deferred acquisition costs                                                                             2,688         2,317
Separate and variable accounts                                                                        22,199        15,313
Other assets                                                                                           1,264         1,422
----------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                    $63,531       $56,548
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                                                                 $17,567       $16,739
Future policy benefits and claims                                                                     12,563        12,326
Separate and variable accounts                                                                        22,194        15,305
Deferred federal income taxes                                                                             23           422
Trading securities sold not yet purchased, at market value                                             1,098           873
Other liabilities                                                                                      2,466         2,783
----------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                55,911        48,448
----------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized, issued and outstanding                      100           100
Additional paid-in capital                                                                             3,819         3,800
Retained earnings                                                                                      4,099         3,602
Accumulated other changes in equity from non-owner sources                                               (398)         598
----------------------------------------------------------------------------------------------------------------------------
     Total Shareholder's Equity                                                                        7,620         8,100
----------------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity                                                      $63,531       $56,548
============================================================================================================================




                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                 ($ in millions)



-----------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN  RETAINED EARNINGS                         1999         1998              1997
-----------------------------------------------------------------------------------------------------------

Balance, beginning of year                                        $3,602       $2,810              $2,471
Net income                                                         1,047          902                 839
Dividends to parent                                                  550          110                 500
-----------------------------------------------------------------------------------------------------------
Balance, end of year                                              $4,099       $3,602              $2,810
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
-----------------------------------------------------------------------------------------------------------

Balance, beginning of year                                          $598         $535                $223
Unrealized gains (losses), net of tax                               (996)          62                 313
Foreign currency translation, net of tax                               0           1                   (1)
-----------------------------------------------------------------------------------------------------------
Balance, end of year                                               $(398)        $598                $535
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
-----------------------------------------------------------------------------------------------------------

Net Income                                                        $1,047         $902                $839
Other changes in equity from non-owner sources                      (996)          63                 312
-----------------------------------------------------------------------------------------------------------
Total changes in equity from non-owner sources                       $51         $965              $1,151
===========================================================================================================




















                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ in millions)



FOR THE YEAR ENDED DECEMBER 31,                                                   1999           1998          1997
---------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                                             $1,715     $1,763          $1,519
     Net investment income received                                                  2,365      2,021           2,059
     Other revenues received                                                           537        419             373
     Benefits and claims paid                                                      (1,094)    (1,127)         (1,230)
     Interest credited to contractholders                                            (958)      (918)           (853)
     Operating expenses paid                                                       (1,013)       751)           (638)
     Income taxes paid                                                               (393)      (506)           (368)
     Trading account investments purchases, net                                       (80)       (38)            (54)
     Other                                                                           (104)         12             18
---------------------------------------------------------------------------------------------------------------------
         Net Cash Provided by Operating Activities                                     975        875             826
---------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                                            4,103      2,608           2,259
         Mortgage loans                                                                662        722             663
     Proceeds from sales of investments
         Fixed maturities                                                           12,562     13,390           7,592
         Equity securities                                                             100        212             341
         Mortgage loans                                                              -              -             207
         Real estate held for sale                                                     219         53             169
     Purchases of investments
         Fixed maturities                                                         (18,129)   (18,072)        (11,143)
         Equity securities                                                           (309)      (194)           (483)
         Mortgage loans                                                              (470)       457)           (771)
     Policy loans, net                                                                599          15              38
     Short-term securities (purchases) sales, net                                     316        495)             (2)
     Other investments purchases, net                                                (413)      (550)           (260)
     Securities transactions in course of settlement, net                            (463)       192             311
---------------------------------------------------------------------------------------------------------------------
     Net Cash Used in Investing Activities                                         (1,223)    (2,576)         (1,079)
---------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Redemption of commercial paper, net                                                -           -            (50)
     Contractholder fund deposits                                                    5,764      4,383           3,544
     Contractholder fund withdrawals                                               (4,946)    (2,565)         (2,757)
     Dividends to parent company                                                     (550)      (110)           (500)
---------------------------------------------------------------------------------------------------------------------
         Net Cash Provided by Financing Activities                                     268      1,708             237
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                        20           7            (16)
---------------------------------------------------------------------------------------------------------------------
Cash at December 31,                                                                  $85         $65             $58
====================================================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     Basis of Presentation

     The Travelers Insurance Company (TIC), together with its subsidiaries (the Company), is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada and National Benefit Life Insurance Company (NBL).

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     Certain prior year amounts have been reclassified to conform to the 1999 presentation.

     ACCOUNTING CHANGES

     Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). This statement establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Effective January 1, 1998, the Company adopted the collateral provisions of FAS 125 that were not effective until 1998 in accordance with Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125." The adoption of the collateral provisions of FAS 125 created additional assets and liabilities on the Company's consolidated statement of financial position related to the recognition of securities provided and received as collateral. There was no impact on the Company's results of operations from the adoption of the collateral provisions of FAS 125.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     Accounting for the Costs of Computer Software Developed or Obtained for Internal Use During the third quarter of 1998, the Company adopted (effective January 1, 1998) the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 did not have a material impact on the Company's financial condition, results of operations or liquidity.

     Accounting by Insurance and Other Enterprises for Insurance - Related Assessments

     In January 1999, the Company adopted (effective January 1, 1999) Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. The adoption of this SOP had no impact on the Company's financial condition, results of operations or liquidity.

     ACCOUNTING POLICIES

     Investments
     Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely-accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

     Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1999 and 1998.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1999 and 1998.

     Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

     Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income.

     Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS
     The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts, interest rate swaps, currency swaps, and equity swaps, as a means of hedging exposure to interest rate and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

     Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

     Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps hedging investments are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity. Interest rate and currency swaps hedging liabilities are off-balance sheet.

     Forward contracts, interest rate options and equity swaps were not significant at December 31, 1999 and 1998. Information concerning derivative financial instruments is included in Note 5.

     INVESTMENT GAINS AND LOSSES
     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)




     POLICY LOANS
     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

     DEFERRED ACQUISITION COSTS
     Costs of acquiring individual life insurance, annuities and long-term care business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and long-term care insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 15 to 20-year amortization period is used; for long-term care business, a 10 to 20-year period is used, and a seven to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     VALUE OF INSURANCE IN FORCE

     The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     SEPARATE AND VARIABLE ACCOUNTS
     Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     GOODWILL
     Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill is unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)




     CONTRACTHOLDER FUNDS
     Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 10.0%.

     FUTURE POLICY BENEFITS
     Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

     OTHER LIABILITIES
     Included in Other Liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 1999, the Company had a liability of $21.9 million for guaranty fund assessments and a related premium tax offset recoverable of $4.7 million. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

     SECURITIES LOANED
     Securities loaned are recorded at the amount of cash received as collateral. The Company receives cash collateral in an amount in excess of the market value of securities loaned. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary.

     PERMITTED STATUTORY ACCOUNTING PRACTICES
     The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

     The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective for years beginning January 1, 2001. It is expected that the State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     by the Connecticut insurance commissioner. The Company has not yet determined the impact that this change will have on the statutory capital and surplus of its insurance subsidiaries.

     PREMIUMS
     Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

     OTHER REVENUES
     Other revenues include management fees for variable annuity separate accounts; surrender, mortality and administrative charges and fees earned on investment, universal life and other insurance contracts; and revenues of non-insurance subsidiaries.

     CURRENT AND FUTURE INSURANCE BENEFITS
     Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

     INTEREST CREDITED TO CONTRACTHOLDERS
     Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

     FEDERAL INCOME TAXES
     The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. A deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). In June 1999, the FASB issued Statement of Financial Standards No. 137 "Deferral of the Effective Date of FASB Statement No. 133" (FAS 137) which allows entities which have not adopted FAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company adopted the deferral provisions of FAS 137, effective January 1, 2000 and has not yet determined the impact that FAS 133 will have on its consolidated financial statements.

2.       COMMERCIAL PAPER AND LINES OF CREDIT

     TIC has issued commercial paper directly to investors in prior years. No commercial paper was outstanding at December 31, 1999 or December 31, 1998. TIC must maintain bank lines of credit at least equal to the amount of the outstanding commercial paper. Citigroup and TIC have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to Citigroup or the Company. TIC's participation in this agreement is limited to $250 million. The agreement consists of a five-year revolving credit facility that expires in June 2001. At December 31, 1999 and 1998, no credit under this agreement was allocated to TIC. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1999, the Company was in compliance with these provisions. If TIC had borrowings outstanding on this facility, the interest rate would be based upon LIBOR plus a contractually negotiated margin.

3.       REINSURANCE

     The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Since 1997 universal life business was reinsured under an 80%/20% quota share reinsurance program and term life business was reinsured under a 90%/10% quota share reinsurance program. Prior to 1997, the Company reinsured all of its life business via first dollar quota share treaties on an 80%/20% basis. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million. Total inforce business ceded under reinsurance contracts is $222.5 billion and $201.3 billion at December 31, 1999 and 1998.

     The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):


        WRITTEN PREMIUMS                                                   1999           1998           1997
        ------------------------------------------------------------------------------------------------------
        Direct                                                          $2,274         $2,310         $2,148
        Assumed from:
             Non-affiliated companies                                        -              -              1
        Ceded to:
             Affiliated companies                                         (206)          (242)          (280)
             Non-affiliated companies                                     (322)          (317)          (273)
        ------------------------------------------------------------------------------------------------------
        Total Net Written Premiums                                      $1,746         $1,751         $1,596
        ======================================================================================================


        EARNED PREMIUMS                                                    1999           1998           1997
        ------------------------------------------------------------------------------------------------------
        Direct                                                          $2,248         $1,949         $2,170
        Assumed from:
             Non-affiliated companies                                        -              -              1
        Ceded to:
             Affiliated companies                                         (193)          (251)          (321)
             Non-affiliated companies                                     (327)          (308)          (291)
        ------------------------------------------------------------------------------------------------------
        Total Net Earned Premiums                                       $1,728         $1,390         $1,559
        ======================================================================================================


     Reinsurance recoverables at December 31, 1999 and 1998 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):


        REINSURANCE RECOVERABLES                                           1999           1998
        ------------------------------------------------------------------------------------------------------

        Life and Accident and Health Business:
             Non-affiliated companies                                   $1,221         $1,297
        Property-Casualty Business:
             Affiliated companies                                        2,013          2,090
        ------------------------------------------------------------------------------------------------------
        Total Reinsurance Recoverables                                  $3,234         $3,387
        ======================================================================================================


     Total reinsurance recoverables at December 31, 1999 and 1998 include $569 million and $640 million, respectively, from The Metropolitan Life Insurance Company in connection with the sale of the Company's group life insurance and related businesses in 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



4.   SHAREHOLDER'S EQUITY

     Shareholder's Equity and Dividend Availability

     The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $890 million, $702 million and $754 million for the years ended December 31, 1999, 1998 and 1997, respectively.

     The Company's statutory capital and surplus was $5.03 billion and $4.95 billion at December 31, 1999 and 1998, respectively.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $679 million is available in 2000 for dividend payments by the Company without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk-based capital levels. The Company was in compliance with these covenants at December 31, 1999 and 1998. The Company paid dividends of $550 million, $110 million and $500 million in 1999, 1998 and 1997, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)







4.  SHAREHOLDER'S EQUITY (continued)

Accumulated Other Changes in Equity from Non-Owner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Non-Owner Sources were as follows:

                                                                                                       ACCUMULATED OTHER
                                                              NET UNREALIZED         FOREIGN           CHANGES IN EQUITY FROM
                                                              GAIN (LOSS) ON         CURRENCY          NON-OWNER SOURCES
                                                              INVESTMENT SECURITIES  TRANSLATION
($ in millions)                                                                      ADJUSTMENTS
-------------------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1997                                           $232                   $(9)                 $223
Unrealized gain on investment securities,
   net of tax of $239                                               442                      -                  442
Less: reclassification adjustment for gains
   included in net income, net of tax of $70                        129                      -                  129
Foreign currency translation adjustment,
   net of tax of $0                                                   -                     (1)                 (1)
-------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                               313                     (1)                 312
-------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                          545                    (10)                 535
Unrealized gains on investment securities,
   net of tax of $85                                                159                     -                   159
Less: reclassification adjustment for gains
   included in net income, net of tax of $52                         97                     -                    97
Foreign currency translation adjustment,
   net of tax of $2                                                   -                      1                    1
-------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                62                      1                   63
-------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                                          607                     (9)                 598
Unrealized losses on investment securities,
   net of tax of $497                                              (923)                    -                  (923)
Less: reclassification adjustment for gains
   included in net income, net of tax of $40                         73                     -                    73
-------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                              (996)                     -                 (996)
-------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                                        $(389)                   $(9)               $(398)
===============================================================================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



5.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, currency swaps, options and forward contracts as a means of hedging exposure to interest rate, equity price, and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company, through a subsidiary that is a broker/dealer, Tribeca Investments LLC (Tribeca) holds and issues derivative instruments for trading purposes. All of these derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties. The Company as a writer of option contracts has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange-traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 1999 and 1998, the Company held financial futures contracts with notional amounts of $255 million and $459 million, respectively. These financial futures had a deferred gain of $1.8 million and a deferred loss of $.5 million in 1999, and a deferred gain of $3.3 million and a deferred loss of $.1 million in 1998. Total gains of $6.9 million and $1.5 million from financial futures were deferred at December 31, 1999 and 1998, respectively, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. At December 31, 1999 and 1998, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 1999 and 1998, the Company held interest rate swap contracts with notional amounts of $1,498.2 million and $1,077.9 million, respectively. The fair value of these financial instruments was $25.3 million (gain position) and $26.3 million (loss position) at December 31, 1999 and was $5.6 million (gain position) and $19.6 million (loss position) at December 31, 1998. The fair values were determined using the discounted cash flow method. At December 31, 1999, the Company held swap contracts with affiliate counterparties with a notional amount of $207.5 million and a fair value of $22.6 million (loss position).

     The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with corresponding funding agreements issued in foreign currencies. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon the prevailing foreign exchange rate. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

     At December 31, 1999 and 1998, the Company held currency swap contracts with notional amounts of $732.7 million and $10.0 million, respectively. The fair value of these financial instruments was $59.2 million (loss position) at December 31, 1999 and $.4 million (gain position) at December 31, 1998. The fair values were determined using the discounted cash flow method.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     At December 31, 1999 and 1998, the Company held equity options with notional amounts of $275.4 million and zero, respectively. The fair value of these financial instruments was $32.6 million (gain position) at December 31, 1999. The fair value of these contracts represent the estimated replacement cost as quoted by independent third party brokers.

     The off-balance sheet risks of interest rate options, equity swaps and forward contracts were not significant at December 31, 1999 and 1998.

     The off-balance sheet risk of derivative instruments held for trading purposes was not significant at December 31, 1999 and 1998.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Financial Instruments with Off-Balance Sheet Risk

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1999 and 1998. The Company had unfunded commitments to partnerships with a value of $459.7 million at December 31, 1999.

     Fair Value of Certain Financial Instruments

     The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments", and therefore are not included in the amounts discussed.

     At December 31, 1999 and 1998, investments in fixed maturities had a carrying value and a fair value of $23.9 billion and $23.9 billion, respectively. See Notes 1 and 12.

     At December 31, 1999 mortgage loans had a carrying value of $2.3 billion and a fair value of $2.3 billion and in 1998 had a carrying value of $2.6 billion and a fair value of $2.8 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     Citigroup Preferred Stock included in other invested assets had a carrying value and fair value of $987 million at December 31, 1999 and 1998.

     At December 31, 1999, contractholder funds with defined maturities had a carrying value of $5.0 billion and a fair value of $4.7 billion, compared with a carrying value and a fair value of $3.3 billion at December 31, 1998. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 1999, compared with a carrying value of $10.4 billion and a fair value of $10.2 billion at December 31, 1998. These contracts generally are valued at surrender value.

     The carrying values of $228 million and $144 million of financial instruments classified as other assets approximated their fair values at December 31, 1999 and 1998, respectively. The carrying values of $1.2 billion and $2.3 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 1999 and 1998, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $251 million at December 31, 1999, compared with a carrying value and a fair value of $235 million at December 31, 1998. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $251 million at December 31, 1999, compared with a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1998.

     The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

     The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



6.   COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk

     See Note 5 for a discussion of financial instruments with off-balance sheet risk.

     Litigation

     In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, on defendants' motion, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. Plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the State of Georgia reversed the lower court's decision. Defendants petitioned the Georgia Supreme Court to hear an appeal from the decision of the Court of Appeals, and the petition was granted in May 1998. In September 1999, oral argument on defendants' petition was heard and, on February 28, 2000, the Georgia Supreme Court affirmed the Georgia Court of Appeals and remanded the matter to the Superior Court of Richmond County. In March 2000, defendants moved the Georgia Supreme Court to reconsider its February 28, 2000 decision, and that motion remains pending. Proceedings in the trial court have been stayed pending appeal. Defendants intend to vigorously contest the litigation.

     The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1999, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


7.   BENEFIT PLANS

     Pension and Other Postretirement Benefits

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TIGI. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1999, 1998 and 1997. Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1999, 1998 and 1997.

     401(k) Savings Plan

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1999, 1998 and 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



8.   RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Company handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1999 and 1998, the pool totaled approximately $2.6 billion and $2.3 billion, respectively. The Company's share of the pool amounted to $1.0 billion and $793 million at December 31, 1999 and 1998, respectively, and is included in short-term securities in the consolidated balance sheet.

     Included in short-term investments at December 31, 1998 was a 90-day variable rate note receivable from Citigroup. The rate was based upon the AA financial commercial paper rate plus 14 basis points. The rate at December 31, 1998 was 5.47%. The balance, which was $500 million at December 31, 1998, was paid in full on February 25, 1999. Interest accrued at December 31, 1998 was $2.2 million. Interest earned was $3.9 million and $9.4 million in 1999 and 1998, respectively.

     The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney Financial Consultants (SSB). Premiums and deposits related to these products were $1.4 billion, $1.3 billion, and $1.0 billion in 1999, 1998 and 1997, respectively.

     At December 31, 1999 and 1998 the Company had outstanding loaned securities to SSB for $123.0 million and $39.7 million, respectively.

     Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 1999 and 1998, carried at cost.

     The Company sells structured settlement annuities to the insurance subsidiaries of Travelers Property Casualty Corp. (TAP) in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $156 million, $104 million, and $88 million for 1999, 1998 and 1997, respectively. Reserves and contractholder funds related to these annuities amounted to $798 million and $787 million in 1999 and 1998, respectively.

     In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     Primerica Life has entered into a General Agency Agreement with Primerica Financial Services, Inc. (Primerica), that provides that Primerica will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In each of 1999 and 1998 the fees paid by Primerica Life were $12.5 million.

     In 1998 Primerica became a distributor of products for Travelers Life & Annuity. Primerica sold $903 million and $256 million of deferred annuities in 1999 and 1998, respectively.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Citigroup stock options.

     The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

     Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

       ------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                       1999             1998              1997
       ($ in millions)
       ------------------------------------------------------------------------------------------------------
       Net income, as reported                                     $1,047             $902              $839
       FAS 123 pro forma adjustments, after tax                       (16)             (13)               (9)
       ------------------------------------------------------------------------------------------------------
       Net income, pro forma                                       $1,031             $889              $830
       ------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



9.   LEASES

     Most leasing functions for TIGI and its subsidiaries are administered by TAP. Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $30 million, $24 million, and $15 million in 1999, 1998 and 1997, respectively.

        --------------------------------------------------------------------------
        YEAR ENDING DECEMBER 31,                       MINIMUM OPERATING RENTAL
        ($ in millions)                                        PAYMENTS
        --------------------------------------------------------------------------
        2000                                                       $38
        2001                                                        42
        2002                                                        41
        2003                                                        41
        2004                                                        41
        Thereafter                                                 273
        --------------------------------------------------------------------------
        Total Rental Payments                                     $476
        =========================================================================


     Future sublease rental income of approximately $79 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $195 million, by an affiliate. Minimum future capital lease payments are not significant.

     The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)
10.      FEDERAL INCOME TAXES

         EFFECTIVE TAX RATE

         ($ in millions)
        --------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                               1999            1998            1997
        --------------------------------------------------------------------------------------------------------
        Income Before Federal Income Taxes                            $1,592          $1,383          $1,283
        Statutory Tax Rate                                                35%             35%             35%
        --------------------------------------------------------------------------------------------------------
        Expected Federal Income Taxes                                    557             484             449
        Tax Effect of:
             Non-taxable investment income                               (19)            (5)              (4)
             Other, net                                                    7               2              (1)
        --------------------------------------------------------------------------------------------------------
        Federal Income Taxes                                          $  545          $  481          $  444
        ========================================================================================================
        Effective Tax Rate                                                34%             35%             35%
        --------------------------------------------------------------------------------------------------------

        COMPOSITION OF FEDERAL INCOME TAXES

        Current:
             United States                                                $377            $418            $410
             Foreign                                                        32              24              24
        --------------------------------------------------------------------------------------------------------
             Total                                                         409             442             434
        --------------------------------------------------------------------------------------------------------
        Deferred:
             United States                                                 143              40              10
             Foreign                                                        (7)             (1)             --
        --------------------------------------------------------------------------------------------------------
             Total                                                         136              39              10
        --------------------------------------------------------------------------------------------------------
        Federal Income Taxes                                              $545            $481            $444
        ========================================================================================================


     Additional tax benefits attributable to employee stock plans allocated directly to shareholder's equity were $17 million for each of the years ended December 31, 1999, 1998 and 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     The net deferred tax liabilities at December 31, 1999 and 1998 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


        -----------------------------------------------------------------------------------------------------------------
        ($ in millions)                                                                            1999             1998
                                                                                                   ----             ----
        -----------------------------------------------------------------------------------------------------------------
        Deferred Tax Assets:
             Benefit, reinsurance and other reserves                                              $ 645           $  616
             Operating lease reserves                                                                70               76
             Investments, net                                                                        11               --
             Other employee benefits                                                                106              103
             Other                                                                                  142              135
        -----------------------------------------------------------------------------------------------------------------
                 Total                                                                              974              930
        -----------------------------------------------------------------------------------------------------------------

        Deferred Tax Liabilities:
             Deferred acquisition costs and value of insurance in force                            (773)            (673)
             Investments, net                                                                        --             (489)
             Other                                                                                 (124)             (90)
        -----------------------------------------------------------------------------------------------------------------
                 Total                                                                             (897)          (1,252)
        -----------------------------------------------------------------------------------------------------------------
        Net Deferred Tax (Liability) Asset Before Valuation Allowance                                77             (322)
        Valuation Allowance for Deferred Tax Assets                                                (100)            (100)
        -----------------------------------------------------------------------------------------------------------------
        Net Deferred Tax Liability After Valuation Allowance                                      $ (23)          $ (422)
        -----------------------------------------------------------------------------------------------------------------


     The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

     The $100 million valuation allowance is sufficient to cover any capital losses on investments that may exceed the capital gains able to be generated in the life insurance group's consolidated federal income tax return based upon management's best estimate of the character of the reversing temporary differences. Reversal of the valuation allowance is contingent upon the recognition of future capital gains or a change in circumstances that causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1999. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

     At December 31, 1999, the Company had no ordinary or capital loss carryforwards.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.


11.  NET INVESTMENT INCOME

        ------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                    1999           1998           1997
        ($ in millions)                                                    ----           ----           ----
        ------------------------------------------------------------------------------------------------------
        GROSS INVESTMENT INCOME
             Fixed maturities                                           $1,806         $1,598         $1,460
             Mortgage loans                                                235            295            291
             Joint ventures and partnerships                               141             74             55
             Trading                                                       141             43             57
             Other, including policy loans                                 287            240            263
        ------------------------------------------------------------------------------------------------------
                                                                         2,610          2,250          2,126
        ------------------------------------------------------------------------------------------------------
        Investment expenses                                                104             65             89
        ------------------------------------------------------------------------------------------------------
        Net investment income                                           $2,506         $2,185         $2,037
        ------------------------------------------------------------------------------------------------------


12.  INVESTMENTS AND INVESTMENT GAINS (LOSSES)

Realized investment gains (losses) for the periods were as follows:


        ------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                    1999           1998           1997
        ($ in millions)                                                    ----           ----           ----
        ------------------------------------------------------------------------------------------------------
        REALIZED INVESTMENT GAINS
             Fixed maturities                                             $(23)          $111           $ 71
             Equity securities                                               7              6             (9)
             Mortgage loans                                                 29             21             59
             Real estate held for sale                                     108             16             67
             Other                                                          (8)            (5)            11
        ------------------------------------------------------------------------------------------------------
                 Total Realized Investment Gains                          $113           $149           $199
        ------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     Changes in net unrealized investment gains (losses) that are reported as accumulated other changes in equity from non-owner sources or unrealized gains on Citigroup stock in shareholder's equity were as follows:


        -------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                           1999          1998           1997
        ($ in millions)                                                           ----          ----           ----
        -------------------------------------------------------------------------------------------------------------
        UNREALIZED INVESTMENT GAINS (LOSSES)
             Fixed maturities                                                 $(1,554)        $   91         $  446
             Equity securities                                                     49             13             25
             Other                                                                (30)          (169)           520
        -------------------------------------------------------------------------------------------------------------
                 Total Unrealized Investment Gains (Losses)                    (1,535)           (65)           991
        -------------------------------------------------------------------------------------------------------------

             Related taxes                                                       (539)           (20)           350
        -------------------------------------------------------------------------------------------------------------
             Change in unrealized investment gains (losses)                      (996)           (45)           641
             Transferred to paid in capital, net of tax                            --           (585)            --
             Balance beginning of year                                            598          1,228            587
        -------------------------------------------------------------------------------------------------------------
                 Balance End of Year                                          $  (398)        $  598         $1,228
        -------------------------------------------------------------------------------------------------------------


     Included in Other in 1998 is the unrealized loss on Citigroup common stock of $167 million prior to the conversion to preferred stock. Also included in Other were unrealized gains of $506 million, which were reported in 1997, related to appreciation of Citigroup common stock.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     Fixed Maturities

     The amortized cost and fair value of investments in fixed maturities were as follows:

        -------------------------------------------------------------------------------------------------------------------
                                                                                    GROSS          GROSS
        DECEMBER 31, 1999                                        AMORTIZED        UNREALIZED      UNREALIZED       FAIR
        ($ in millions)                                             COST             GAINS          LOSSES         VALUE
        -------------------------------------------------------------------------------------------------------------------
        AVAILABLE FOR SALE:
             Mortgage-backed securities - CMOs and
             pass-through securities                               $ 5,081         $    22         $   224         $ 4,879
             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                             1,032              14              53             993
             Obligations of states, municipalities and
             political subdivisions                                    214              --              31             183
             Debt securities issued by foreign governments             811              35              10             836
             All other corporate bonds                              13,938              69             384          13,623
             Other debt securities                                   3,319              30              99           3,250
             Redeemable preferred stock                                105               4               7             102
       -------------------------------------------------------------------------------------------------------------------
                 Total Available For Sale                          $24,500         $   174         $   808         $23,866
       -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------
                                                                                  GROSS           GROSS
        DECEMBER 31, 1998                                        AMORTIZED      UNREALIZED      UNREALIZED          FAIR
        ($ in millions)                                             COST           GAINS          LOSSES            VALUE
        -------------------------------------------------------------------------------------------------------------------
        AVAILABLE FOR SALE:
             Mortgage-backed securities - CMOs and
             pass-through securities                               $ 4,717         $   147         $    11         $ 4,853
             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                             1,563             186               3           1,746
             Obligations of states, municipalities and
             political subdivisions                                    239              18              --             257
             Debt securities issued by foreign governments             634              41               3             672
             All other corporate bonds                              13,025             532              57          13,500
             Other debt securities                                   2,709             106              38           2,777
             Redeemable preferred stock                                 86               3               1              88
        ------------------------------------------------------------------------------------------------------------------
                 Total Available For Sale                          $22,973         $ 1,033         $   113         $23,893
        ------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     Proceeds from sales of fixed maturities classified as available for sale were $12.6 billion, $13.4 billion and $7.6 billion in 1999, 1998 and 1997, respectively. Gross gains of $200 million, $314 million and $170 million and gross losses of $223 million, $203 million and $99 million in 1999, 1998 and 1997, respectively, were realized on those sales.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.8 billion and $4.8 billion at December 31, 1999 and 1998, respectively.

     The amortized cost and fair value of fixed maturities at December 31, 1999, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


        --------------------------------------------------------------------------------------
                                                                AMORTIZED
        ($ in millions)                                            COST            FAIR VALUE
        --------------------------------------------------------------------------------------
        MATURITY:
             Due in one year or less                                $1,624            $1,622
             Due after 1 year through 5 years                        6,633             6,599
             Due after 5 years through 10 years                      5,257             5,132
             Due after 10 years                                      5,905             5,634
        --------------------------------------------------------------------------------------
                                                                    19,419            18,987
        --------------------------------------------------------------------------------------
             Mortgage-backed securities                              5,081             4,879
        --------------------------------------------------------------------------------------
                 Total Maturity                                    $24,500           $23,866
        --------------------------------------------------------------------------------------


     The Company makes investments in collateralized mortgage obligations
     (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 1999 and 1998, the Company held CMOs classified as available for sale with a fair value of $3.8 billion and $3.4 billion, respectively. Approximately 52% and 54%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1999 and 1998. In addition, the Company held $1.1 billion and $1.4 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1999 and 1998, respectively. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     Equity Securities

     The cost and fair values of investments in equity securities were as follows:


        -------------------------------------------------------------------------------------------------------------------
                                                                          GROSS                GROSS
        EQUITY SECURITIES:                                             UNREALIZED             UNREALIZED         FAIR
        ($ in millions)                                  COST             GAINS                 LOSSES           VALUE
        -------------------------------------------------------------------------------------------------------------------
        DECEMBER 31, 1999
             Common stocks                                $195              $123                   $ 4              $314
             Non-redeemable preferred stocks               496                15                    41               470
        -------------------------------------------------------------------------------------------------------------------
                 Total Equity Securities                  $691              $138                   $45              $784
        -------------------------------------------------------------------------------------------------------------------

        DECEMBER 31, 1998
             Common stocks                                $129               $44                   $ 3              $170
             Non-redeemable preferred stocks               345                10                     7               348
        -------------------------------------------------------------------------------------------------------------------
                 Total Equity Securities                  $474               $54                   $10              $518
        -------------------------------------------------------------------------------------------------------------------


     Proceeds from sales of equity securities were $100 million, $212 million and $341 million in 1999, 1998 and 1997, respectively. Gross gains of $15 million, $30 million and $53 million and gross losses of $8 million, $24 million and $62 million in 1999, 1998 and 1997, respectively, were realized on those sales.


     Mortgage Loans and Real Estate Held For Sale

     At December 31, 1999 and 1998, the Company's mortgage loan and real estate held for sale portfolios consisted of the following:


        --------------------------------------------------------------------------------------------------
        ($ in millions)                                                              1999            1998
        --------------------------------------------------------------------------------------------------
        Current Mortgage Loans                                                    $2,228          $2,370
        Underperforming Mortgage Loans                                                57             236
        --------------------------------------------------------------------------------------------------
             Total Mortgage Loans                                                  2,285           2,606
        --------------------------------------------------------------------------------------------------

        Real Estate Held For Sale - Foreclosed                                       223             112
        Real Estate Held For Sale - Investment                                        13              31
        --------------------------------------------------------------------------------------------------
             Total Real Estate                                                       236             143
        --------------------------------------------------------------------------------------------------
             Total Mortgage Loans and Real Estate Held for Sale                   $2,521          $2,749
        ==================================================================================================

     Underperforming mortgage loans include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     Aggregate annual maturities on mortgage loans at December 31, 1999 are as follows:

        -----------------------------------------------------------------------
        YEAR ENDING DECEMBER 31,
        ($ in millions)
        -----------------------------------------------------------------------
        Past Maturity                                            $   39
        2000                                                        162
        2001                                                        172
        2002                                                        137
        2003                                                        131
        2004                                                        140
        Thereafter                                                1,504
        -----------------------------------------------------------------------
             Total                                               $2,285
        =======================================================================


     Trading Securities

     Trading securities of the Company are held in Tribeca.

        -------------------------------------------------------------------------------------------
        ($ in millions)                                                    1999            1998
        -------------------------------------------------------------------------------------------
        TRADING SECURITIES OWNED
        Convertible bond arbitrage                                       $1,045            $754
        Merger arbitrage                                                    421             427
        Other                                                               212               5
        -------------------------------------------------------------------------------------------
             Total                                                       $1,678          $1,186
        -------------------------------------------------------------------------------------------
        TRADING SECURITIES SOLD NOT YET PURCHASED
        Convertible bond arbitrage                                         $799            $521
        Merger arbitrage                                                    299             352
        -------------------------------------------------------------------------------------------
             Total                                                       $1,098            $873
        -------------------------------------------------------------------------------------------

     The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     Concentrations

     At December 31, 1999 and 1998, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 8.

     The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 8.

     The Company had concentrations of investments, primarily fixed maturities, in the following industries:


        --------------------------------------------------------------------------
        ($ in millions)                                     1999           1998
        --------------------------------------------------------------------------
        Banking                                            $1,906         $2,131
        Electric Utilities                                  1,653          1,513
        Finance                                             1,571          1,346
        --------------------------------------------------------------------------


     The Company held investments in Foreign Banks in the amount of $1,012 million and $997 million at December 31, 1999 and 1998, respectively, which are included in the table above. Also, below investment grade assets included in the preceding table were not significant.

     Included in fixed maturities are below investment grade assets totaling $2.2 billion and $2.1 billion at December 31, 1999 and 1998, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

     Mortgage loan investments are relatively evenly dispersed throughout the United States, with no significant holdings in any one state. Also, there is no significant mortgage loan investment in a particular property type.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.


     Non-Income Producing Investments

     Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.


     Restructured Investments

     The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 1999 and 1998. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 1999 and in 1998. Interest on these assets, included in net investment income was insignificant in 1999 and 1998.


13.  DEPOSIT FUNDS AND RESERVES

     At December 31, 1999, the Company had $27.0 billion of life and annuity deposit funds and reserves. Of that total, $13.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $13.2 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $2.1 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.6%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $6.2 billion of liabilities are surrenderable without charge. More than 12.7% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



14.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by operating activities:


          ---------------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                             1999            1998             1997
        ($ in millions)                                                             ----            ----             ----
          ---------------------------------------------------------------------------------------------------------------------
        Net Income From Continuing Operations                                    $ 1,047          $   902          $   839
             Adjustments to reconcile net income to net cash provided by operating activities:
                 Realized gains                                                     (113)            (149)            (199)
                 Deferred federal income taxes                                       136               39               10
                 Amortization of deferred policy acquisition costs                   315              275              252
                 Additions to deferred policy acquisition costs                     (686)            (566)            (471)
                 Investment income                                                  (221)            (202)             (32)
                 Premium balances                                                    (23)              23              (64)
                 Insurance reserves and accrued expenses                             421              348              111
                 Other                                                                99              205              380
          ---------------------------------------------------------------------------------------------------------------------
                 Net cash provided by operations                                 $   975          $   875          $   826
          ---------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------------------


15.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999, the transfer of Citigroup common stock to Citigroup preferred stock valued at $987 million in 1998 and the conversion of $119 million of real estate held for sale to other invested assets as a joint venture in 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



16.  OPERATING SEGMENTS

     The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

     The TRAVELERS LIFE & ANNUITY business segment consolidates primarily the business of The Travelers Insurance Company and The Travelers Life and Annuity Company. Travelers Life & Annuity offers individual annuity, group annuity, individual life and long-term care products distributed by the Company and TLAC under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance. The group products include institutional pensions, including guaranteed investment contracts, payout annuities, group annuities to employer-sponsored retirement and savings plans and structured finance transactions.

     The PRIMERICA LIFE business segment consolidates primarily the business of Primerica Life Insurance Company, Primerica Life Insurance Company of Canada and National Benefit Life Insurance Company. The Primerica Life business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 80,000 full and part-time licensed Personal Financial Analysts.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume.

     BUSINESS SEGMENT INFORMATION:

       -----------------------------------------------------------------------------------------------------------------
                                                         TRAVELERS LIFE &   PRIMERICA LIFE
       1999 ($ in millions)                                  ANNUITY           INSURANCE            TOTAL
       -----------------------------------------------------------------------------------------------------------------
        Business Volume:
             Premiums                                        $   666             $ 1,072             $ 1,738
             Deposits                                         11,220                  --              11,220
                                                             -------             -------             -------
        Total business volume                                $11,886             $ 1,072             $12,958
        Net investment income                                  2,249                 257               2,506
        Interest credited to contractholders                     937                  --                 937
        Amortization of deferred acquisition costs               127                 188                 315
        Federal income taxes on Operating Income                 319                 186                 505
        Operating Income (excludes realized gains or
             losses and the related FIT)                     $   619             $   355             $   974
        Segment Assets                                       $56,615             $ 6,916             $63,531
       -----------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



       -----------------------------------------------------------------------------------------------------------------
                                                                TRAVELERS LIFE &      PRIMERICA LIFE
       1998 ($ in millions)                                          ANNUITY            INSURANCE            TOTAL
       -----------------------------------------------------------------------------------------------------------------
       Business Volume:
            Premiums                                                 $   683               $1,057           $ 1,740
            Deposits                                                   7,693                   --             7,693
                                                                     -------               ------           -------
       Total business volume                                         $ 8,376               $1,057           $ 9,433
       Net investment income                                           1,965                  220             2,185
       Interest credited to contractholders                              876                   --               876
       Amortization of deferred acquisition costs                         88                  187               275
       Federal income taxes on Operating Income                          260                  170               430
       Operating Income (excludes realized gains or
            losses and the related FIT)                              $   493               $  312           $   805
       Segment Assets                                                $49,646               $6,902           $56,548
       -----------------------------------------------------------------------------------------------------------------


       -----------------------------------------------------------------------------------------------------------------
                                                                 TRAVELERS LIFE       PRIMERICA LIFE
       1997 ($ in millions)                                         & ANNUITY           INSURANCE            TOTAL
       -----------------------------------------------------------------------------------------------------------------
       Business Volume:
            Premiums                                                 $   548               $1,035           $ 1,583
            Deposits                                                   5,276                   --             5,276
                                                                     -------               ------           -------
       Total business volume                                         $ 5,824               $1,035           $ 6,859
       Net investment income                                           1,836                  201             2,037
       Interest credited to contractholders                              829                   --               829
       Amortization of deferred acquisition costs                         68                  184               252
       Federal income taxes on Operating Income                          221                  153               374
       Operating Income (excludes realized gains or
            losses and the related FIT)                              $   427               $  283           $   710
       Segment Assets                                                $42,330               $7,110           $49,440
       -----------------------------------------------------------------------------------------------------------------


     The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, deferred policy acquisition costs, and deferred tax assets, were not material.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



       ----------------------------------------------------------------------------------------------------------
       BUSINESS SEGMENT RECONCILIATION:
       ($ in millions)
       ----------------------------------------------------------------------------------------------------------

       REVENUES                                                         1999             1998          1997
       ----------------------------------------------------------------------------------------------------------
       Total business volume                                         $12,958           $9,433        $6,859
       Net investment income                                           2,506            2,185         2,037
       Realized investment gains                                         113              149           199
       Other revenues                                                    521              440           354
       Elimination of deposits                                       (11,220)          (7,693)       (5,276)
       ----------------------------------------------------------------------------------------------------------
             Total revenues                                           $4,878           $4,514        $4,173
       ==========================================================================================================

       OPERATING INCOME                                                 1999             1998          1997
       ----------------------------------------------------------------------------------------------------------
       Total operating income of business segments                    $  974             $805          $710
       Realized investment gains net of tax                               73               97           129
       ----------------------------------------------------------------------------------------------------------
             Income from continuing operations                        $1,047             $902          $839
       ==========================================================================================================

       ASSETS                                                           1999             1998          1997
       ----------------------------------------------------------------------------------------------------------
       Total assets of business segments                             $63,531          $56,548       $49,440
       ==========================================================================================================


       REVENUE BY PRODUCTS                                              1999             1998          1997
       ----------------------------------------------------------------------------------------------------------
       Deferred Annuities                                             $5,694           $4,198        $3,303
       Group and Payout Annuities                                      7,275            5,326         3,737
       Individual Life and Health Insurance                            2,434            2,270         2,102
       Other (a)                                                         695              413           307
       Elimination of deposits                                       (11,220)          (7,693)       (5,276)
       ----------------------------------------------------------------------------------------------------------
             Total Revenue                                            $4,878           $4,514        $4,173
       ==========================================================================================================

(a) Other represents revenue attributable to unallocated capital and run-off businesses.


     The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

     The Company had no transactions with a single customer representing 10% or more of its revenue.

                           UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

Sections 33-770 et seq inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

1.        The facing sheet.
2.        The Prospectus.
3.        The undertaking to file reports.
4.        The signatures.


Written consents of the following persons:

A Consent of Katherine M. Sullivan, General Counsel, to filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

B. Consent and Actuarial Opinion pertaining to the illustrations contained in the prospectus.

C.        Consent of KPMG LLP, Independent Certified Public Accountants.

D.        Powers of Attorney. (See Exhibit 12 below.)

EXHIBITS

1. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on S-6, File No. 333-71349, filed January 28, 1999.)

2.        Not Applicable.

3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and CFBDS, Inc. (Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment N. 1 to the Registration Statement on Form N-4, File No. 333-60227, filed November 9, 1998.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(ba) to Pre-Effective Amendment N. 1 to the Registration Statement on Form N-4, File No. 333-60227, filed November 9, 1998.)

3(c).     Sellling Agreement, including schedule of sales commissions.

4.        None

5.        Variable Life Insurance Contract. (Incorporated herein by reference to
          Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-71349 filed on April 16, 1999.)

6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

7.        None

8. Participation Agreements. (Incorporated herein by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-94779, filed April 3, 2000.)

9.        None

10. Application for Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-71349 filed on April 16, 1999.)

11. Opinion of counsel as to the legality of the securities being registered (Incorporated herein by reference to Exhibit 11 to the Registration Statement on S-6, File No. 333-71349, filed January 28, 1999.)

12(a). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Jay S. Benet, Michael A. Carpenter, J. Eric Daniels, George C. Kokulis, Robert I. Lipp, Katherine M. Sullivan and Marc P. Weill. (Incorporated herein by reference to Exhibit 12 to the Registration Statement on S-6, File No. 333-71349, filed January 28, 1999.)

12(b). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey. (Incorporated herein by reference to Exhibit 12 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-94779, filed April 18, 2000.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL III for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Hartford and state of Connecticut, on the 25th day of April 2000.



              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                             By:*GLENN D. LAMMEY
                                --------------------------------------------
                                Glenn D. Lammey, Chief Financial Officer,
                                Chief Accounting Officer and Controller



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 25th day of April 2000.




*GEORGE C. KOKULIS            Director, President and Chief Executive Officer
--------------------------    (Principal Executive Officer)
  (George C. Kokulis)


*KATHERINE M. SULLIVAN        Director
--------------------------
(Katherine M. Sullivan)


*MARC P. WEILL                Director
--------------------------
  (Marc P. Weill)



*By:      /s/Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Written Consents                                                                 Method of Filing
----------------                                                                 ----------------


B.          Consent and Actuarial Opinion pertaining to the                      Electronically
            illustrations contained in the prospectus.

C.          Consent of KPMG LLP, Independent Certified                           Electronically
            Public Accountants.


EXHIBITS

3(c).       Selling Agreements, including schedule of sales commissions.         Electronically
